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As filed with the Securities and Exchange Commission on July 11, 2013

Securities Act Registration No. 333-173213

Investment Company Registration No. 811-22541

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. 2
Post-Effective Amendment No.
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 2

Blackstone / GSO Global Floating Rate Fund
(Exact Name of Registrant as Specified in Charter)

345 Park Avenue
31st Floor
New York, NY 10154
(Address of Principal Executive Offices)

(212) 503-2100
(Registrant's Telephone Number, Including Area Code)

Marisa Beeney, Esq.
GSO Capital Partners LP
345 Park Avenue
31st Floor
New York, NY 10154
(Name and Address of Agent for Service)

Copies to:

Sarah E. Cogan, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

         It is proposed that this filing will become effective (check appropriate box)

         ☐ when declared effective pursuant to section 8(c)

 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Shares of Beneficial Interest, $0.001 par value	50,000 shares	$20.00	$1,000,000	$116.10

(1)
Estimated solely for purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

(2)
Previously paid.

         The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED                    , 2013

PROSPECTUS

                   Shares

Blackstone / GSO Global Floating Rate Fund

Common Shares
$20.00 per Share

        Investment Objectives.    Blackstone / GSO Global Floating Rate Fund (the "Fund") is a non-diversified, closed-end management investment company with no operating history. The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund will seek to achieve these investment objectives by investing primarily in floating rate investments of U.S. and non-U.S. issuers. Under normal market conditions, GSO / Blackstone Debt Funds Management LLC (the "Adviser"), the Fund's investment adviser, expects the Fund to maintain an average duration of less than one year (including the effect of anticipated leverage).

        Investment Strategies.    Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate investments, including but not limited to first lien senior secured floating rate loans ("Senior Loans"), loans that are not first lien or are not secured by collateral, senior secured obligations and derivative instruments that provide for floating rate payments. "Managed Assets" means net assets plus any borrowing for investment purposes, including effective leverage and traditional leverage. The Fund will consider an investment floating rate if that investment has an interest rate that resets at least semi-annually. Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate or the Euro Interbank Offered Rate, plus a premium. The Senior Loans the Fund will invest in will typically be of below investment grade quality at the time of purchase. The Fund's investments in below investment grade instruments are commonly referred to as "high-yield" or "junk" instruments and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. See "Risks—Below Investment Grade Instruments Risk."

         In addition, under normal market conditions, at least 40% of the Fund's Managed Assets will be invested in non-U.S. issuers or currencies, primarily located in Western Europe.

         The Fund may invest up to 20% of its Managed Assets in (i) fixed rate income producing securities (including, without limitation, government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities), (ii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates, (iii) structured products (including, without limitation, collateralized loan obligations and credit linked notes) and (iv) derivatives, such as credit derivatives, but exclusive of derivatives that provide for floating rate payments.

        No Prior History.    The Fund's Common Shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering.

         The Fund intends to apply to list its Common Shares on the New York Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "BGF", subject to notice of issuance.

         Investing in the Fund's common shares involves certain risks. See "Risks" beginning on page 52 of this prospectus.

	Per Share	Total(1)

Public offering price	$20.00	$

Sales load(2)	$0.90	$

Proceeds, after expenses, to the Fund(3)	$19.06	$

(notes on following page)

         The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The underwriters expect to deliver the Common Shares to purchasers on or about                        , 2013.

Prospectus dated                        , 2013.

(notes from previous page)

(1)
The Fund has granted the underwriters an option to purchase up to                            additional common shares of beneficial interest, par value $0.001 (the "Common Shares") at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds, after expenses, to the Fund will be $            , $            and $            , respectively. See "Underwriting."

(2)
The Adviser may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering. See "Underwriting."

(3)
Total offering expenses to be paid by the Fund (other than the sales load, but inclusive of the payment to ALPS Distributors, Inc. ("ALPS Distributors") for distribution assistance in connection with the offering) are estimated to be approximately $            , which represents $0.04 per share. After payment of such expenses, proceeds to the Fund will be $19.06 per share. The Fund has agreed to pay $            ($            per share) to ALPS Distributors for distribution assistance in connection with the offering. The Adviser has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load, but inclusive of the distribution assistance payment to ALPS Distributors) to the extent offering expenses are in excess of $0.04 per share. See "Summary of Fund Expenses."

(continued from cover page)

        Illiquid Securities.    The Fund may invest up to 25% of its Managed Assets in securities or other instruments that are considered illiquid. "Illiquid securities" are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value.

        Leverage.    The Fund anticipates incurring leverage as part of its investment strategy. The Fund currently intends to obtain leverage through issuing preferred shares and/or loans through certain financial institutions, and may also issue commercial paper, debt securities or enter into similar transactions to add leverage to its portfolio (collectively, "traditional leverage"). Although it has no current intention to do so, the Fund may also incur leverage by reinvesting the proceeds from the sale of borrowed securities ("short sales"), and through total return swaps, securities lending arrangements or other derivative transactions (collectively, "effective leverage"). The Fund's total leverage, either through effective leverage or traditional leverage, will not exceed 40% of the Fund's Managed Assets. The use of leverage is a speculative technique that involves special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Leverage," "Risks—Short Selling Risk," "Risks—Leverage Risk" and "Description of Shares."

        Short Sales.    Under certain market conditions, the Fund may engage in short sales to seek to offset risk exposure from the Fund's long investment positions. The Fund's short positions, either directly or through the use of derivatives, may total up to 20% of the Fund's Managed Assets.

        Investment Adviser.    GSO / Blackstone Debt Funds Management LLC will be the Fund's investment adviser. The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, "GSO"), is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund. GSO is the credit platform of The Blackstone Group L.P. (collectively with its affiliates, "Blackstone"). Blackstone is a leading manager of private capital and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $218.2 billion as of March 31, 2013. As of March 31, 2013, GSO's asset management operation had aggregate assets under management of approximately $58.1 billion across multiple strategies within the leveraged finance marketplace, including Senior Loans, high yield bonds, distressed and mezzanine debt and private equity, including hedge funds.

         Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. You should read this prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated            , 2013 containing additional information about the Fund, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents for the Statement of Additional Information on page [    ] of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 831-5776 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information, including any materials incorporated by reference, free from the Securities and Exchange Commission's Web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. You may request a free copy of the Statement of Additional Information, annual and semi-annual reports to shareholders (when available), and additional information about the Fund and make shareholders' inquiries by calling (877) 299-1588, by writing to the Fund or visiting the Fund's website (http://www.blackstone-gso.com/bgf/).

         The Fund's Common Shares do not represent a deposit or obligation of and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it and we take no responsibility for, and can provide no assurance as to the reliability of, any information that others may give you. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

 PROSPECTUS SUMMARY

        This is only a summary of certain information contained in this prospectus relating to Blackstone / GSO Global Floating Rate Fund. This summary may not contain all of the information that you should consider before investing in our common shares of beneficial interest, par value $0.001 per share ("Common Shares"). You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund	Blackstone / GSO Global Floating Rate Fund is a non-diversified, closed-end management investment company. Throughout the prospectus, we refer to Blackstone / GSO Global Floating Rate Fund simply as the "Fund" or as "the Fund," "we," "us" or "our." See "The Fund."
The Offering

The Fund is offering Common Shares at $20.00 per share through a group of underwriters (the "Underwriters") led by                        . You must purchase at least 100 Common Shares ($2,000) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to            additional Common Shares solely to cover overallotments. GSO / Blackstone Debt Funds Management LLC (the "Adviser") has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load, but inclusive of a distribution assistance payment to ALPS Distributors, Inc. ("ALPS Distributors")) in excess of $0.04 per share. See "Underwriting."

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

•

a closed-end fund that will invest primarily in floating rate investments, including but not limited to first lien senior secured floating rate loans ("Senior Loans"), loans that are not first lien or are not secured by collateral, senior secured obligations and derivative instruments that provide for floating rate payments;

• exposure to Senior Loans and other fixed-income instruments, which may provide some diversification for an overall portfolio that lacks such exposure;
• flexibility to capitalize on changing investment opportunities around the world,
• professional selection and active management by the Adviser.

The Adviser believes that current market conditions have created an opportunity to invest in Senior Loans and other fixed-income instruments of U.S. and non-U.S. issuers which may provide attractive risk adjusted returns. The closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests. The Fund may use derivatives for the potential to create additional returns as well as downside protection for the Fund's other investments. The Fund also has the ability to engage in the sale of borrowed securities ("short sales") primarily for risk management purposes.

Investment Objectives

The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are not fundamental and may be changed by the Board of Trustees without the approval of the holders of a majority of the outstanding Common Shares or Preferred Shares (defined below), if any.

The Fund will seek to achieve these investment objectives by investing primarily in floating rate investments of U.S. and non-U.S. issuers. Under normal market conditions, the Adviser expects the Fund to maintain an average duration of less than one year (including the effect of anticipated leverage).

Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate investments, including but not limited to Senior Loans, loans that are not first lien or are not secured by collateral, senior secured obligations and derivative instruments that provide for floating rate payments. "Managed Assets" means net assets plus any borrowing for investment purposes, including effective leverage and traditional leverage. The Fund will consider an investment floating rate if that investment has an interest rate that resets at least semi-annually. Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate ("LIBOR") or the Euro Interbank Offered Rate ("EURIBOR"), plus a premium. The Senior Loans the Fund will invest in will typically be of below investment grade quality at the time of purchase.

In addition, under normal market conditions, at least 40% of the Fund's Managed Assets will be invested in non-U.S. issuers or currencies, primarily located in Western Europe.

The Fund may invest up to 20% of its Managed Assets in (i) fixed rate income producing securities (including, without limitation, government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities), (ii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates, (iii) structured products (including, without limitation, collateralized loan obligations and credit linked notes) and (iv) derivatives, such as credit derivatives, but exclusive of derivatives that provide for floating rate payments.

Substantially all of the Fund's assets may be invested in Senior Loans and other fixed-income instruments that are below investment grade quality. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Financial Services, a Standard & Poor's Financial Services LLC business ("S&P") or Fitch Ratings, Inc. ("Fitch"), or if unrated are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as "junk" or "high yield" securities, are regarded as having predominantly speculative characteristics with respect to an issuer's capacity to pay interest and repay principal.

Derivatives.    Under normal market conditions, the use of derivatives by the Fund will not exceed 20% of the Fund's Managed Assets. The Fund's principal investments in derivative instruments will include investments in credit default swaps, total return swaps, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps.

An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. As a buyer of credit default swaps, the Fund is able to express a negative view on a particular instrument, but unlike short sales, the Fund does not actually borrow the underlying instrument. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the underlying assets are floating rate assets, the total return swap will be treated as a floating rate investment for purposes of the Fund's investment strategy to invest at least 80% in floating rate investments. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

The Fund may also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. As an example, the Fund may purchase or sell exchange traded U.S. Treasury futures to alter the Fund's overall duration as well as its exposure to various portions of the yield curve. In addition, the Fund may purchase "call" and "put" options and options on futures contracts for hedging or investment purposes and may engage in interest rate swaps to minimize the Fund's exposure to interest rate movements. See "Risks—Derivatives Risk."

Short Sales.    Under certain market conditions, the Fund may engage in short sales to seek to offset risk exposure from the Fund's long investment positions. The Fund's short positions, either directly or through the use of derivatives, may total up to 20% of the Fund's Managed Assets. The Fund may sell short U.S. Treasuries, investment grade and high-yield corporate bonds and bond indexes, for risk management and/or financing purposes. See "The Fund's Investments—Other Investment Techniques—Short Sales." Short positions in high-yield corporate bonds will have a fixed coupon and may have a longer duration and weighted average life than loan investments. The Adviser does not currently anticipate engaging in short sales on loans, but may do so if an active market for selling loans short develops in the future. However, the Fund may express negative credit views on loans through a credit default swap or other type of derivative, as described above.

Structured Products.    The Fund may invest up to 10% of its Managed Assets in structured products, which are comprised of collateralized loan obligations ("CLOs") and credit-linked notes. See "Risks—Structured Products Risk."

Currency.    The Fund may engage in foreign currency exchange transactions in connection with its investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies. Additional instruments that provide exposure to currencies include, but are not limited to, currency swap contracts, currency futures contracts and options on such futures contracts, purchasing put or call options on currencies in U.S. or foreign markets and other currency derivatives.

Illiquid Securities.    The Fund may invest up to 25% of its Managed Assets in securities or other instruments that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's ("SEC") standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Adviser to be illiquid are subject to the limitations set forth above.

For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."
Leverage

The Fund anticipates incurring leverage as part of its investment strategy. The Fund currently intends to obtain leverage through issuing preferred shares ("Preferred Shares") and/or loans through certain financial institutions money, and may also issue commercial paper, debt securities or enter into similar transactions to add leverage to its portfolio (collectively, "traditional leverage"). Although it has no current intention to do so, the Fund may also incur leverage by reinvesting the proceeds from the sale of borrowed securities ("short sales"), and through total return swaps, securities lending arrangements or other derivative transactions (collectively, "effective leverage"). The Fund's total leverage, either through effective leverage or traditional leverage, will not exceed 40% of the Fund's Managed Assets. The use of leverage is a speculative technique that involves special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Leverage," "Risks—Short Selling Risk," "Risks—Leverage Risk" and "Description of Shares."

The Fund currently anticipates that it will incur leverage. If the Fund incur leverage, it would be obligated to pay certain costs of incurring leverage, all of which will be borne immediately by the Fund's common shareholders and result in a reduction of the net asset value of the common shares.

If the rate of return, after the payment of applicable expenses of the Fund, on the securities purchased by the Fund is greater than the dividends and/or interest paid by the Fund on its leverage, the excess income may be used to pay higher dividends to holders of common shares. However, the Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS (defined below) for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage. As such, the Adviser may have a financial incentive to increase the Fund's use of leverage, which constitutes an inherent conflict of interest. See "Leverage" and "Risks—Leverage Risk."

Leverage creates risk for the Fund's common shareholders, including the likelihood of greater volatility of net asset value ("NAV") and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the common shareholders or may result in fluctuations in the dividends paid on the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Risks—Leverage Risk."

Investment Adviser

The Adviser will be the Fund's investment adviser. The Adviser currently serves as the investment adviser of three other closed-end investment companies and has total investment company assets under management of approximately $1.9 billion as of March 31, 2013. The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, "GSO"), is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund. GSO is the credit platform of The Blackstone Group L.P. (collectively with its affiliates, "Blackstone"). Blackstone is a leading manager of private capital and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with total assets under management of approximately $218.2 billion as of March 31, 2013.

As of March 31, 2013, GSO's asset management operation had aggregate assets under management of approximately $58.1 billion across multiple strategies within the leveraged finance marketplace, including secured loans, high yield bonds, distressed and mezzanine debt, private equity and hedge funds.

The Adviser will receive a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's Managed Assets. See "Management of the Fund—Investment Advisory Agreement."

Administrator

ALPS Fund Services, Inc. ("ALPS"), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the Common Shares and generally managing the administrative affairs of the Fund.

ALPS is entitled to receive a monthly fee at the annual rate of 0.15% of the average daily value of the Fund's Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. See "Management of the Fund—Administrator."

Distributions

Commencing with the Fund's initial distribution, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. We expect to declare the initial monthly distribution on the Fund's Common Shares within 45 to 60 days after completion of this offering and to pay that initial monthly distribution approximately 60 to 90 days after completion of this offering. The Fund will distribute to common shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees and dividends, if any, owed with respect to any outstanding forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. See "Distributions" and "Leverage."

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value (and indirectly benefit the Adviser and ALPS by increasing their fees) and, correspondingly, distributions from the Fund's income will reduce the Fund's net asset value. See "Distributions."

Cash distributions to holders of our Common Shares may be reinvested under our Dividend Reinvestment Plan ("DRIP") in additional whole and fractional shares if you or your representative elect ("opt-in") to enroll in the DRIP. See "Distributions" and "Dividend Reinvestment Plan."

Listing

The Fund intends to apply to list its Common Shares on the New York Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "BGF", subject to notice of issuance. See "Description of Shares—Common Shares."

Custodian and Transfer Agent	The Bank of New York Mellon will serve as the Fund's custodian. Mellon Investor Services LLC, an affiliate of The Bank of New York Mellon, will serve as the Fund's transfer agent. See "Custodian and Transfer Agent."
Market Price of Shares

Common shares of closed-end management investment companies frequently trade at a discount from their NAV. Common shares of closed-end management investment companies like the Fund have traded at prices higher than their NAV during some periods, and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV. The Fund's NAV will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. See "Use of Proceeds." In addition to NAV, the market price of the Fund's Common Shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand. See "Risks," "Description of Shares—Common Shares" and "Repurchase of Common Shares." The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Risks

No Operating History.    The Fund is a non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser currently manages structured products and acts as an investment adviser for managed accounts and three other closed-end funds. The Fund's Common Shares have no history of public trading. See "Risks—No Operating History."

Market Discount Risk.    Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering.

The Fund's Common Shares may trade at a price that is less than the initial offering price. See "Risks—Market Discount Risk."

Investment and Market Risk.    An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's Common Shares represents an indirect investment in the portfolio of Senior Loans and other fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund's Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks. See "Risks—Investment and Market Risk" and "Risks—Leverage Risk."

Senior Loans Risk.    Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate investments, including but not limited to Senior Loans. Senior Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Senior Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade instruments, although Senior Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Senior Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk. See "Risks—Below Investment Grade Instruments Risk," "—Credit Risk" and "—Liquidity Risk."

Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Senior Loans is not fully-developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loans through assignments, initial issuances or participations. The Fund will typically acquire Senior Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

The Fund may also acquire Senior Loans by participating in the initial issuance of the Senior Loan from the Borrower as part of a syndicate of banks and financial institutions. In such circumstances the Fund would be actively involved in negotiating the terms of the Senior Loan and would receive its interest in the Senior Loan directly from the Borrower.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Loan through a participation.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation.

Other Loans Risk.    The Fund may invest in secured loans that are not first lien or that are unsecured. Such loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are lower in priority and/or not secured by collateral. In the event of default on such a loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the Borrower may be insufficient to meet scheduled payments after giving effect to the first priority secured obligations of the Borrower. These loans generally have greater price volatility than Senior Loans do and may be less liquid. See "The Fund's Investments—Portfolio Composition—Other Loans" and "Risks—Other Loans Risk."

Below Investment Grade Instruments Risk.    The Fund anticipates that it may invest substantially all of its assets in loans, senior secured obligations and fixed-income instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as "junk" or high-yield instruments and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's net asset value. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term. See "The Fund's Investments—Portfolio Composition—Below Investment Grade Instruments" and "Risks—Below Investment Grade Instruments Risk."

Foreign Securities Risk.    A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

Currency Risk.    If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Distributions" and "Dividend Reinvestment Plan." The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the countries in which the Fund invests. The currencies of foreign countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain foreign countries. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Foreign countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund's investments in non-U.S. securities may be impacted by the actions of the governments of the countries in which the Fund invests.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. In addition, there may be instances in which the Fund's portfolio contains synthetic exposure to a particular currency even though the Fund does not own any fixed-income instruments denominated in such a currency. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, the use of other derivatives, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

In addition, realizations and drawdowns in the Fund's currency exposure may add to volatility to the Fund's distributable income. If the Fund's currency exposure results in a negative return to the Fund, it may result in the Fund making distributions, some or all of which consist of a return of capital.

Other Fixed-Income Instruments Risk.    The Fund may invest up to 20% of its Managed Assets in fixed-income instruments other than loans, such as U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities. Fixed-income instruments are subject to many of the same risks that affect Senior Loans and other loans; however they are often unsecured and typically lower in the issuer's capital structure than loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income instruments are fixed-rate and thus are generally more susceptible than floating rate loans and other instruments to price volatility related to changes in prevailing interest rates. See "The Fund's Investments—Portfolio Composition—Fixed-Income Instruments" and "Risks—Fixed-Income Instruments Risk."

Valuation Risk.    Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund's books.

Short Selling Risk.    The Fund may engage in short sales primarily for risk management purposes. The Fund may also engage in short sales for financing purposes. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund's investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

If the Fund invests the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

The SEC recently adopted certain restrictions on short sales which could restrict the Fund's ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Liquidity Risk.    The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some Senior Loans and other fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in instruments that are not readily marketable or are subject to restrictions on resale. See "Risks—Liquidity Risk."

Credit Risk.    Credit risk is the risk that one or more loans or other fixed-income instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund's investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund's other investments will often be subordinate to other debt in the issuer's capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default. See "Risks—Credit Risk."

Interest Rate Risk.    The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Senior Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. See "Risks—Interest Rate Risk."

Leverage Risk.    The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the holders of the Common Shares. The Fund currently intends to obtain leverage through issuing Preferred Shares and/or loans through certain financial institutions. In addition, the Fund may incur effective leverage. The Fund's total leverage, either through effective leverage or traditional leverage, will not exceed 40% of the Fund's Managed Assets. With respect to its short positions in securities and certain of its derivative positions, the Fund will maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio.

The Investment Company Act permits the Fund to issue only one class of senior security representing indebtedness and requires that the Fund, immediately after issuing any senior securities representing indebtedness, must have an "asset coverage" of at least 300%. This means that the Fund may only issue debt securities in an amount up to 33 1/3% of its Managed Assets. Therefore, if the Fund is to exceed 33 1/3% of Managed Assets in regards to the 40% limit on leverage described above, it could only do so through the use of Preferred Shares, effective leverage that is appropriately covered in accordance with the Investment Company Act. See "Leverage." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

• the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•

when the Fund uses leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage, which may provide a financial incentive to the Adviser to increase the Fund's use of leverage and create an inherent conflict of interest; and

• leverage may increase expenses, which may reduce total return.

The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Derivatives Risk.    Under normal market conditions, the use of derivatives by the Fund will not exceed 20% of the Fund's Managed Assets. The Fund's derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Congress has recently enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"). The Dodd-Frank Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund.

Swap Risk.    The Fund may also invest in credit default swaps, total return swaps and interest rate swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as "counterparty risk" and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

Counterparty and Prime Brokerage Risk.    Changes in the credit quality of the companies that serve as the Fund's prime brokers or counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities' capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund's claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See "Risks—Counterparty and Prime Brokerage Risk"

Credit Derivatives Risk.    The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells protection under a credit default swap, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation directly. See "Risks—Credit Derivatives Risk."

Structured Products Risk.    The Fund may invest up to 10% of its Managed Assets in structured products, which are comprised of CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood by the investors in the CLO at the time of investment and may produce disputes with the issuer or unexpected investment results. See "The Fund's Investments—Portfolio Composition" and "Risks—Structured Products Risk."

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note. See "The Fund's Investments—Portfolio Composition" and "Risks—Structured Products Risk."

Lender Liability Risk.    A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a)  intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings. See "Risks—Lender Liability Risk."

Potential Conflicts of Interest Risk.    The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser, GSO, Blackstone and their affiliates in other activities that may conflict with those of the Fund. The Adviser, GSO, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, GSO, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, GSO, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Adviser, GSO, Blackstone and their affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, GSO and its affiliates have implemented certain policies and procedures (e.g., information walls). For example, GSO and its affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are GSO's and its affiliates' advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund's activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund managed by GSO has or has considered making an investment or which is otherwise an advisory client of GSO and its affiliates may restrict or otherwise limit the ability of the Fund to make investments in such companies.

As part of its regular business, Blackstone provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that would otherwise be available for investment by the Fund. Because of such relationships, there may be certain investments that the Adviser will decline or be unable to make. In addition, employees of Blackstone or its affiliates may possess information relating to such issuers that is not known to the individuals at the Adviser responsible for making investment decisions and performing the other obligations under the investment advisory agreement between the Fund and the Adviser. Those employees of Blackstone or its affiliates will not be obligated to share any such information with the Adviser and may be prohibited by law or contract from doing so.

The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material, so as to preclude the Fund from participating in an investment. Disclosure of such information to the Adviser's personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Adviser which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Blackstone and its affiliates may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, Blackstone and its affiliates may serve as advisor to creditor or equity committees. This involvement, for which Blackstone and its affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. For example, in situations in which a Borrower or issuer of loans or fixed-income instruments held by the Fund is a client or a potential client of the restructuring and reorganization advisory practice, the Adviser may dispose of such securities or take such other actions reasonably necessary to the extent permitted under the Investment Company Act in order to avoid actual or perceived conflicts of interest with the restructuring and reorganization advisory practice. Further, there may also be instances in which the work of Blackstone's and its affiliates'

restructuring and reorganization advisory practice prevents the Adviser from purchasing securities on behalf of the Fund. See "Risks—Potential Conflicts of Interest Risk."

Limitations on Transactions with Affiliates Risk.    The Investment Company Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund managed by Blackstone, GSO or any of their respective affiliates. However, the Fund may, under certain circumstances, purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us. See "Risks—Limitations on Transactions with Affiliates Risk."

Dependence on Key Personnel Risk.    The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund's portfolio and the Fund's performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. See "Risks—Dependence on Key Personnel Risk."

Prepayment Risk.    During periods of declining interest rates, Borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and other loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. See "Risks—Prepayment Risk."

Inflation/Deflation Risk.    Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio. See "Risks—Inflation/Deflation Risk."

Repurchase Agreements Risk.    Subject to its investment objectives and policies, the Fund may invest up to 20% of its Managed Assets in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk. The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments. The Fund's use of reverse repurchase agreements will be subject to the 40% limit on leverage (and to the extent not appropriately covered, to the 33 1/3% limitation on the issuance of senior securities representing indebtedness under the Investment Company Act).

Investments in Equity Securities or Warrants Incidental to Investments in Senior Loans and Other Fixed-Income Instruments.    From time to time the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a Senior Loan or other fixed-income instrument or in connection with a reorganization of a Borrower or issuer. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in Senior Loans or other fixed-income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same Borrower or issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a Senior Loan or other fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so. See "Risks—Investments in Equity Securities or Warrants Incidental to Investments in Loans and Fixed-Income Instruments."

U.S. Government Debt Securities Risk.    U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value.

Recent Developments.    The credit markets have recently been experiencing extreme volatility and market disruption. In addition, since 2010, the risks of investing in foreign securities have increased significantly as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund's investments. It is possible that these or similar events could have a significant adverse effect on the value and risk profile of the Fund. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain Borrowers may, due to macroeconomic conditions, be unable to repay the Senior Loans during this period. A Borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower's ability to meet its obligations under its debt securities. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such Borrower, a bankruptcy court might recharacterize the Fund's debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Fund's loans and the value of its other investments. The recent market instability could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund's assets.

These developments may increase the volatility of the value of loans and other investments owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell them on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of Common Shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund's Common Shares. See "Risks—Recent Developments."

Market Disruption and Geopolitical Risk.    The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and loan and securities markets. See "Risks—Market Disruption and Geopolitical Risk."

Portfolio Turnover Risk.    The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's

Investments—Investment Policies—Portfolio Turnover" and "Tax Matters."

Government Intervention in the Financial Markets.    The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Senior Loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so. See "Risks—Government Intervention in the Financial Markets."

Non-Diversification Risk.    The Fund is classified as "non-diversified" under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities. See "The Fund's Investments," "Risks—Non-Diversification Risk" and "Tax Matters."

Anti-Takeover Provisions.    The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See "Risks—Anti-Takeover Provisions" and "Certain Provisions in the Agreement and Declaration of Trust."

 SUMMARY OF FUND EXPENSES

        The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total annual expenses" are based on estimated amounts for the Fund's annual operations and assume that the Fund issues approximately                    Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The table also assumes the use of leverage in an amount equal to 33 1/3% of Managed Assets (after its use), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of common share offering price	4.50%
Offering expenses borne by the Fund (as a percentage of common share offering price)	0.20%	(1)(2)
Dividend reinvestment plan fees	None	(3)

	Percentage of Net Assets Attributable to Common Shares(4)
Annual Expenses
Advisory fees	%	(5)
Other expenses		%
Dividend and/or interest expense	%	(6)
Total annual expenses		%

Example

        As required by the relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in the Fund's Common Shares (including a sales load of $45.00, estimated offering expenses of $2.00) and, assuming (i) the Fund issues                    Common Shares in this offering, (ii) total annual expenses of                    % of net assets attributable to the Fund's Common Shares in years one through ten, (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value(6):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

(1)
The Adviser has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load, but inclusive of the distribution assistance payment to ALPS Distributors) in excess of $0.04 per share. Assuming an offering of                    Common Shares, the total offering costs are estimated to be $               which would be borne by the Fund.

(2)
The Adviser (and not the Fund) may pay certain qualifying underwriters, a structuring fee, additional compensation or a sales incentive fee in connection with the offering. See "Underwriting."

(3)
You will be charged a brokerage commission if you direct the DRIP administrator to sell your Common Shares held in a dividend reinvestment account.

(4)
For the purposes of this table we have assumed that the Fund has utilized leverage equal to 33 1/3% of its Managed Assets. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the holders of the Common Shares.

  The table presented below estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares, assuming the Fund is the same size as in the table above and does not use any leverage.

Percentage of Net Assets Attributable to Common Shares (assuming no leverage)
Annual Expenses
Advisory fees		%
Other expenses		%
Total annual expenses		%
(5)
The Adviser will receive a monthly fee at an annual rate of 1.00% of the average daily value of the Fund's Managed Assets. The fee table depicts this advisory fee in terms of net assets attributable to Common Shares, which, assuming the Fund has utilized leverage equal to 33 1/3% of Managed Assets results in a fee of        % of net assets attributable to common shares.

(6)
Represents anticipated dividend and/or interest costs of [        ]% associated with the Fund's issuance of leverage.

(7)
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

 THE FUND

        The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on March 25, 2011 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund has no operating history. The Fund's principal office is located at 345 Park Avenue, 31st Floor, New York, NY 10154, and its telephone number is (212) 503-2100.

USE OF PROCEEDS

        The net proceeds of this offering of Common Shares will be approximately $             ($            if the underwriters exercise the overallotment option in full) after payment of organizational costs and offering expenses. The Fund will pay all of its offering expenses up to $0.04 per common share and the Adviser has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load, but inclusive of the distribution assistance payment to ALPS Distributors) in excess of $0.04 per share. The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objectives and policies as stated below. We currently anticipate that the Fund will be able to invest substantially all of the net proceeds of this offering in investments that meet the Fund's investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments. See "The Fund's Investments—Portfolio Composition—Temporary Strategies; Invest-Up Period."

THE FUND'S INVESTMENTS

Investment Objectives

        The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. Under normal market conditions, the Adviser expects the Fund to maintain an average duration of less than one year. The Fund will seek to achieve its objectives by investing primarily in floating rate investments of U.S. and non-U.S. issuers. The Fund's investment objectives are not fundamental and may be changed by the Board of Trustees without the approval of the holders of a majority of the outstanding Common Shares or Preferred Shares, if any.

Investment Strategies

        Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate investments, including but not limited to Senior Loans, loans that are not first lien or are not secured by collateral, senior secured obligations and derivative instruments that provide for floating rate payments. The Fund will consider an investment floating rate if that investment has an interest rate that resets at least semi-annually. This policy is not fundamental and may be changed by the Board of Trustees of the Fund with at least 60 days' written notice to shareholders.

        Senior Loans typically are of below investment grade quality. Below investment grade quality securities (including Senior Loans) are those that, at the time of investment, are rated Ba1 or lower by Moody's and BB+ or lower by S&P or Fitch, or if unrated are determined by the Adviser to be of comparable quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to an issuer's capacity to pay interest and repay principal.

        In addition, under normal market conditions, at least 40% of the Fund's Managed Assets will be invested in non-U.S. issuers or currencies, primarily located in Western Europe.

        The Fund may invest up to 20% of its Managed Assets in (i) fixed rate income producing securities (including, without limitation, government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities), (ii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates, (iii) structured products (including, without limitation, collateralized loan obligations and credit linked notes) and (iv) derivatives, such as credit derivatives, but exclusive of derivatives that provide for floating rate payments.

        The Fund may invest in debt securities, including Senior Loans, of any credit quality, maturity and duration. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry. The Fund may engage in short selling of securities in an amount up to 20% of Managed Assets to attempt to offset risk exposure from the Fund's long investments. The Fund may also invest in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, interest rate swaps and foreign currency swaps.

        During temporary defensive periods or in order to keep the Fund's cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest all or a portion of assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers' acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See "The Fund's Investments—Portfolio Composition—Temporary Strategies; Invest-Up Period; Dissolution" in this prospectus and "Investment Policies and Techniques" in the Fund's SAI.

        Under normal market conditions, the Adviser expects to maintain an average duration of less than one year (including the effect of anticipated leverage). In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

        The Fund may utilize leverage (including effective leverage and traditional leverage) in an aggregate amount of up to 40% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The Fund currently anticipates that it will obtain leverage through Preferred Shares and/or loans through certain financial institutions. Although the Fund has no intention to do so, it reserves the flexibility to obtain effective leverage. The Fund may also borrow for temporary, emergency or other purposes as permitted under the Investment Company Act.

        If the rate of return, after the payment of applicable expenses of the Fund, on the securities purchased by the Fund is greater than the dividends and/or interest paid by the Fund on its leverage, the excess income may be used to pay higher dividends to holders of common shares. However, the Fund cannot assure you that the use of leverage will result in a higher yield on the common shares.

        When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. During periods when the Fund is using leverage the fees paid to the Adviser for advisory services and to ALPS for administrative service will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets attributable to money borrowed for investment purposes. As such, the Adviser may have a financial incentive to increase the Fund's use of leverage, which constitutes an inherent conflict of interest. See "Leverage" and "Risks—Leverage Risk."

Investment Philosophy

        When identifying prospective investment opportunities in both Senior Loans and other below investment grade corporate debt, the Adviser currently intends to rely on fundamental credit analysis in order to minimize the loss of the Fund's capital. The Adviser expects to invest in below investment grade debt of companies possessing the following attributes, which it believes will help generate higher risk adjusted total returns:

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  Leading, defensible market positions.  The Adviser intends to invest in companies that it believes have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek companies that it believes possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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  Investing in stable companies with positive cash flow.  The Adviser intends to invest in established, stable companies which have demonstrated a record of profitability and cash flows over several economic cycles. The Adviser believes such companies are well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser does not intend to invest in start-up companies, companies in turnaround situations or companies with speculative business plans.

  •
  Proven management teams.  The Adviser intends to focus on investments in which the target company has an experienced management team with an established track record of success. The Adviser will typically require companies to have in place proper incentives to align management's goals with the Fund's goals.

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  Private equity sponsorship.  Often the Adviser will seek to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Adviser believes that a private equity sponsor's willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.

  •
  Diversification.  The Adviser will seek to invest broadly among companies and industries in the U.S. and Western Europe, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Fund's portfolio.

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  Relative Value.  The Adviser will seek to take advantage of pricing differences between floating rate obligations issued in Western Europe and the US. Relative value is a key determinant in making the decision to allocate between geographies. [In consideration of relative value] the Adviser will consider, among other things, the macro-economic environment, covenant protections, liquidity, and legal jurisdiction [i.e. whether a country is creditor friendly].

Portfolio Composition

        The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

Senior Loans

        The Fund will invest at least 80% of its Managed Assets in floating rate investments, including but not limited to Senior Loans. Senior Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

        Senior Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. These base lending rates are primarily LIBOR or EURIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. LIBOR or EURIBOR fluctuate and when LIBOR or EURIBOR are at lower levels, total yield on a Senior Loan will usually be lower, and when LIBOR or EURIBOR are at higher levels, total yield on a Senior Loan will usually be higher. However, many of the Senior Loans that the Fund will invest in will have LIBOR or EURIBOR floors, whereby the Borrower contractually agrees that the amount used for LIBOR or EURIBOR in calculating the yield on the Senior Loan will not be less than an agreed upon amount. Investments with LIBOR or EURIBOR floors are still considered floating rate investments. See "Statement of Additional Information—Portfolio Contents—Senior Loans."

        Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

        Senior Loans may not be rated by a rating agency. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the Senior Loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

        Senior Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or registered under the Exchange Act of 1934, as amended (the "Exchange Act"). No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower. See "Risks—Liquidity Risk" and "Risks—Senior Loans Risk."

        The floating or variable rate feature of Senior Loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund's policy of acquiring interests in floating rate Senior Loans and other floating rate instruments may minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

        The Fund may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital preservation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

        The Fund may use an independent pricing service or prices provided by dealers to value loans and credit securities at their market value. The Fund will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

        Direct Assignments.    The Fund may purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

        Loan Participations.    The Fund may also purchase, without limitation, participations in Senior Loans, but does not plan to do so extensively. The participation by the Fund in a lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk of both the Borrower and the institution that sells the participation. The participation interests in which the Fund intends to invest may not be rated by any rating agency.

        Pre-Funded Letter of Credit Loans.    The Fund may purchase participations in prefunded letter of credit loans (a "prefunded L/C loan"), but does not plan to do so extensively. A prefunded L/C loan is a facility created by the Borrower in conjunction with the agent bank as issuer of a loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a prefunded L/C loan lender's obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the Borrower. Generally, the Borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

        When the Borrower needs funds, it may draw against the prefunded L/C loan and the agent bank makes payment to the Borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the Borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the Borrower as either (i) a revolving credit facility, where the Borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the Borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

        When the Fund purchases a participation in a prefunded L/C loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the Borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to LIBOR. In addition, the Fund may also receive a fee, typically similar to the spread paid on the Borrower's institutional loan. Participations by the Fund in a prefunded L/C loan typically will result in the Fund having a contractual relationship only with the agent bank, not with the Borrower. As a result, the Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the Borrower. In connection with purchasing the participation in a prefunded L/C loan, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the prefunded L/C loan. As a result, the Fund may assume the credit risk of both the Borrower and the agent bank selling the participation in a prefunded L/C loan. In the event of the insolvency of the agent bank selling a participation in a prefunded L/C loan, the Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Other Loans

        The Fund may invest in secured loans that are not first lien or that are unsecured, which have the same characteristics as Senior Loans except that such loans are lower in lien priority to first lien holders and/or are not secured by collateral. In the event of default on such a loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Because these loans are not first lien and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the first priority secured obligations of the Borrower. This risk is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. Secured loans that are not first lien or that are unsecured generally have greater price volatility than Senior Loans do and may be less liquid.

Non-U.S. Instruments

        The Fund may invest in securities or other instruments, including loans and other senior secured obligations, of non-U.S. issuers ("Non-U.S. Instruments"). Some Non-U.S. Instruments may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. The Fund has no current intention to invest in instruments for which the issuers or Borrowers are from emerging market countries.

        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in Non-U.S. Instruments, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because Non-U.S. Instruments may trade on days when the Fund's Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.

        Certain of the Fund's investment in foreign fixed income securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See "Risks—Foreign Currency Risk."

Other Fixed-Income Instruments

        The Fund may invest in fixed-income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. Holders of fixed-income bonds as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer's capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. Many of the bonds the Fund invests in may be fixed rate, however, the Fund may also invest in floating rate bonds and other fixed-income instruments. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Below Investment Grade Instruments

        The Fund anticipates that, under current market conditions, substantially all of Fund's assets, including its investments in Senior Loans and other debt securities, may be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody's and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's net asset value.

        The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.

Distressed and Defaulted Instruments

        The Fund does not intend to invest in distressed or default instruments, but may end up holding such an instrument as a result of the distress of or default by a Borrower or issuer of an existing loan or fixed- income instrument. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.

        Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. As discussed above, an issuer of distressed instruments may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principle payments on distressed instruments may be in default. Distressed instruments present a risk of loss of principal value, including potentially a total loss of value. Distressed instruments may be highly illiquid and the prices at which distressed instruments may be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations.

Illiquid and Restricted Securities

        The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options and other derivatives. In the absence of readily available market quotations, the Board of Trustees, the Valuation Committee of the Board of Trustees or a designee of the Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities.

        The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

Equity Securities

        From time to time the Fund also may invest in or hold common stock and other equity securities incident to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or other issuer. These investments could arise when the Borrower of a loan or issuer of another fixed-income security defaults or enters reorganization proceedings and such Borrower or issuer offers and the Fund agrees to accept equity securities of the Borrower or issuer in lieu of cash repayment of the principal and any outstanding interest on the loan or other fixed-income security. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in loans or fixed-income securities. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. In addition, the Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income security of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

Temporary Strategies; Invest-Up Period

        During the period in which the net proceeds of this offering of Common Shares are being invested or during periods in which the Adviser determines that economic or market conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily depart from its investment strategy. During these periods, the Fund may deviate from its investment strategy and invest all or any portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers' acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

        Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

        Certificates of Deposit.    Certificates of deposit are certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

        Fixed Time Deposits.    Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

        Bankers' Acceptances.    Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Other Investment Techniques

Derivatives

        The Fund may invest up to 20% of its Managed Assets in derivatives.

        Total Return Swaps.    The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the underlying assets are floating rate assets, the total return swap will be treated as a floating rate investment for purposes of the Fund's investment strategy to invest at least 80% in floating rate investments. If the other party to a total return swap defaults, the Fund's risk of loss consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. The Fund may use total return swaps for financing, hedging or investment purposes.

        Credit Derivatives.    The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or Borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to sell protection under the swap and or be "long" on a third party's credit risk and the other party (the "buyer") to purchase protection under the swap and be "short" on the credit risk. Typically, the buyer agrees to make regular fixed payments to the seller with the same frequency as the underlying reference instrument. In exchange, the buyer typically has the right upon a credit event on the underlying instrument to deliver the instrument to the seller in exchange for the instrument's par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit security and sometimes is preferable to actually purchasing the security. The Fund currently intends to invest primarily in credit default swaps as a buyer, but may also act as a seller. As a buyer of credit default swaps, the Fund is able to express a negative credit view on a particular instrument, but credit default swaps are not short sales and are not subject to the Fund's investment limitations with regard to short sales. The Fund does not intend to leverage its investments through the use of credit default swaps, but may incur effective leverage to the extent it acts as a seller of a credit default swap. A purchaser of a credit default swap is subject to counterparty risk. The Fund will monitor any such swaps or derivatives with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

        Interest Rate Transactions.    The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. In addition, Senior Loans may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an impact the Fund's net asset value.

        The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

        The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

        Foreign Currency Transactions.    The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

        Forward Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

        Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

        It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year. Any such currency hedges will be subject to the Fund's limitations on derivative investments.

        Calculation of Derivative Investments.    The Fund may invest up to 20% of its Managed Assets in derivatives. For the purposes of this limit, total return swap investments will be treated at their full notional value less the amount of cash collateral posted to the total return swap counterparty. For example, if the Fund invested in a total return swap investment whereby the Fund posted $10 of cash collateral and received the total return on $40 worth of loan interests, then the Fund's derivative investment would be calculated as $30 (the $40 notional value of the loan interests minus the $10 posted cash collateral). Investments as a buyer of protection in a credit default swap will be determined based on the amount of payments of premium made. Investments as a seller of protection of credit default swaps, if any, will be treated as the full notional value. For example, if the Fund bought credit protection on a particular loan interest worth $50 and the Fund paid a premium of $1 for such protection, then the derivative investment would be calculated as $1, the amount of the premium paid. If, however, the Fund sold credit protection on the same loan interest, then the derivative investment would be calculated as $50, the full notional amount of the loan interest. Investments as a buyer of futures will be treated as the full notional amount of the agreed cash payment. Investments as a seller of futures will be treated as the amount, if any, that the current asset value exceeds the agreed cash payment. Investments in options will be treated as the purchase price of the option. Investments in interest rate swaps will be treated as the full amount of interest the Fund is exchanging in the swap.

Securities Lending

        The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

        The Fund may invest only the cash collateral received in accordance with its investment objectives, subject to the Fund's agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

        Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Short Sales

        The Fund may engage in short sales for risk management purposes in an amount up to 20% of the Fund's Managed Assets. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

        Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any coupon or interest that accrues on the securities during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium dividends, interest or expenses the Fund pays in connection with the short sale. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

        During the period of the short sale, the Fund may be required to maintain the short sale proceeds and additional assets with the lending broker as collateral. The Fund may also be required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

        Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short. The Adviser expects to make short investments in securities (such as U.S. Treasuries and investment grade bonds) that historically have low upward volatility, potentially reducing the Fund's risks of loss from its short sales. However, the Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

Structured Products

        The Fund may invest up to 10% of its Managed Assets in structured products.

        Collateralized Loan Obligations.    A CLO is a financing company (generally called a Special Purpose Vehicle or "SPV"), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Senior Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Senior Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The Fund may invest in CLOs of any rating, including those below investment grade. In addition, the Fund intends to invest in CLOs consisting primarily of individual Senior Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Senior Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund's investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

        Credit-Linked Notes.    The Fund may purchase credit-linked notes for risk management purposes. A credit-linked note is a form of funded credit derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). Credit-linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit-linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer. In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of credit-linked notes is subject to counterparty risk.

Reverse Repurchase Agreements

        The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledge collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest, which are for the benefit of the Fund.

Repurchase Agreements

        The Fund may use up to 20% of its Managed Assets to enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Investment Policies

Credit Ratings and Unrated Securities

        Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P, Moody's and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose debt they analyze and grade. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The

Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. S&P, Moody's and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

        The Fund may purchase unrated securities (securities which are not rated by a rating agency) if the Adviser determines that the securities are of comparable quality to rated securities that the Fund may purchase unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on the Adviser's analysis than if the Fund invested exclusively in higher-quality and rated securities. The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

        The Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such a security, the Adviser may consider such factors as Adviser's assessment of the credit quality of the issuers of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Percentage Limitations

        Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund's assets or if a Borrower or issuer distributes equity securities incident to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or issuer.

Segregation and Cover Requirements

        Certain portfolio management techniques, such as engaging in short sales, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis may be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. When employing these techniques, the Fund may segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act. The Fund may cover such transactions using other methods currently or in the future permitted under the Investment Company Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Portfolio Turnover

        It is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. Active and frequent trading may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

 LEVERAGE

        The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by holders of the Common Shares. The Fund currently intends to obtain leverage through issuing Preferred Shares and/or loans through certain financial institutions, and may also issue commercial paper, debt securities, or enter into similar transactions to add leverage to its portfolio. The Fund may also incur leverage through short sales, total return swaps, securities lending arrangements or other derivative transactions. The Fund's total leverage, either through effective leverage or traditional leverage, will not exceed 40% of the Fund's Managed Assets. The leverage would generally have complete priority upon distribution of assets over the Fund's Common Shares. Although the timing of any leverage and the terms of the leverage (other than any short positions and derivative transactions) would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they would likely pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of return than if the Fund were not leveraged. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage. As such, the Adviser may have a financial incentive to increase the Fund's use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser and ALPS are borne exclusively by common shareholders. The Fund's leveraging strategy may not be successful.

        The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the Investment Company Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

        If the Fund issues Preferred Shares, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for preferred shares issued by the Fund. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

        Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

        In a total return swap arrangement, the Fund would receive the interest rate and capital gains returns on specified assets, typically loans, and in exchange would make payments to the counterparty of LIBOR plus an agreed upon spread and would also bear the risk of default for any of the assets. The Fund would also post margin collateral with the counterparty to the swap. The underlying assets of the swap will be counted toward the Fund's Managed Assets. Because the Fund receives the return on the assets without having to purchase the assets, this serves as a form of leverage.

        In a securities lending program, the Fund would lend high yield debt securities or other marginable securities to a bank or other financial institution as counterparty, in exchange for cash collateral and fees. The Fund would then reinvest the cash collateral received from the counterparty in accordance with the Fund's investment objectives, resulting in a form of leverage.

        Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the common shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. The use of leverage creates risks and involves special considerations. See "Risks—Leverage Risk."

        The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the Investment Company Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

        The Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the Investment Company Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities.

        Section 18(a) of the Investment Company Act requires certain actions by the Fund if its asset coverage falls below certain levels. Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities is at least 200% of the liquidation value of the outstanding Preferred Shares plus the amount of newer securities representing indebtedness (i.e., the liquidation value may not exceed 50% of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's asset coverage is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on any Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of any such Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has any Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of any such Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and any Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on any Preferred Shares for two years, holders of any such Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

        The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require detrimental dispositions of Fund securities.

 RISKS

        The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. At any point in time an investment in the Fund's Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid by and the ability of shareholders to reinvest dividends.

No Operating History

        The Fund is a non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser currently manages structured products and acts as an investment adviser for managed accounts and two other closed-end funds. The Fund's Common Shares have no history of public trading.

Market Discount Risk

        Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. The Fund's Common Shares may trade at a price that is less than the initial offering price.

Investment and Market Risk

        An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's Common Shares represents an indirect investment in the portfolio of Senior Loans and other fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund's Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks.

Senior Loans Risk

        Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate investments, including but not limited to Senior Loans. Senior Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Senior Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade instruments, although Senior Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Senior Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk. See "Risks—Below Investment Grade Instruments Risk," "—Credit Risk" and "—Liquidity Risk."

        Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss.

        In general, the secondary trading market for Senior Loans is not fully-developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

        Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

        If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

        If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

        The Fund may acquire Senior Loans through assignments, initial issuances or participations. The Fund will typically acquire Senior Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

        The Fund may also acquire Senior Loans by participating in the initial issuance of the Senior Loan from the Borrower as part of a syndicate of banks and financial institutions. In such circumstances the Fund would be actively involved in negotiating the terms of the Senior Loan and would receive its interest in the Senior Loan directly from the Borrower.

        A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Loan through a participation.

        The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

        In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation.

Other Loans Risk

        The Fund may invest in secured loans that are not first lien or that are unsecured. Such loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are lower in priority and/or not secured by collateral. In the event of default on such a loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the Borrower may be insufficient to meet scheduled payments after giving effect to the first priority secured obligations of the Borrower. These loans generally have greater price volatility than Senior Loans do and may be less liquid. See "The Fund's Investments—Portfolio Composition—Other Loans."

Below Investment Grade Instruments Risk

        The Fund anticipates that it may invest substantially all of its assets in loans, senior secured obligations and fixed-income instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as "junk" or high-yield instruments and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

        Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's net asset value. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.

Foreign Securities Risk

        A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

Currency Risk

        If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Distributions" and "Dividend Reinvestment Plan." The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

        Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies.

        Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the countries in which the Fund invests. The currencies of foreign countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain foreign countries. Governments that issue obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Foreign countries may also issue a new currency to replace an existing currency or may devalue their currencies. The liquidity and market values of the Fund's investments in non-U.S. securities may be impacted by the actions of the governments of the countries in which the Fund invests.

        The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. In addition, there may be instances in which the Fund's portfolio contains synthetic exposure to a particular currency even though the Fund does not own any fixed-income instruments denominated in such a currency. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, the use of other derivatives, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

        In addition, realizations and drawdowns in the Fund's currency exposure may add to volatility to the Fund's distributable income. If the Fund's currency exposure results in a negative return to the Fund, it may result in the Fund making distributions, some or all of which consist of a return of capital.

Other Fixed-Income Instruments Risk

        The Fund may invest up to 20% of its Managed Assets in fixed-income instruments other than loans, such as U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities. Fixed-income instruments are subject to many of the same risks that affect Senior Loans and other loans; however they are often unsecured and typically lower in the issuer's capital structure than loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income instruments are fixed-rate and thus are generally more susceptible than floating rate loans and other instruments to price volatility related to changes in prevailing interest rates. See "The Fund's Investments—Portfolio Composition—Other Fixed-Income Instruments."

Valuation Risk

        Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed- income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund's books.

Short Selling Risk

        The Fund may engage in short sales primarily for risk management purposes. The Fund may also engage in short sales for financing purposes. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

        Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward or futures contract) that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

        Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

        Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund's investment flexibility, as well as its ability to meet other current obligations.

        Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

        If the Fund invests the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

        The SEC recently adopted certain restrictions on short sales which could restrict the Fund's ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Liquidity Risk

        The Fund may invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

        Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

        Some Senior Loans and other fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in instruments that are not readily marketable or are subject to restrictions on resale.

Credit Risk

        Credit risk is the risk that one or more loans or other fixed-income instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund's investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund's other investments will often be subordinate to other debt in the issuer's capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk

        The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Senior Loans and other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV.

Leverage Risk

        The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the holders of the Common Shares. The Fund currently intends to obtain leverage through issuing Preferred Shares and/or borrowing money. In addition, the Fund may incur effective leverage. The Fund's total leverage, either through effective leverage or traditional leverage will not exceed 40% of the Fund's Managed Assets. With respect to its short positions in securities and certain of its derivative positions, the Fund will maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio.

        The Investment Company Act permits the Fund to issue only one class of senior security representing indebtedness and requires that the Fund, immediately after issuing any senior securities representing indebtedness, must have an "asset coverage" of at least 300%. This means that the Fund may only issue debt securities in an amount up to 33 1/3% of its Managed Assets. Therefore, if the Fund is to exceed 33 1/3% in regards to the 40% limit on leverage described above, it could only do so through the use of Preferred Shares, effective leverage that is appropriately covered in accordance with the Investment Company Act. See "Leverage." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

  •
  the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares than a comparable portfolio without leverage;

  •
  the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the Common Shares;

  •
  the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

  •
  when the Fund uses leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage, which may provide a financial incentive to the Adviser to increase the Fund's use of leverage and create an inherent conflict of interest; and

  •
  leverage may increase expenses, which may reduce total return.

        The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Derivatives Risk

        Under normal market conditions, the use of derivatives by the Fund will not exceed 20% of the Fund's Managed Assets. The Fund's derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

        Congress has recently enacted the Dodd-Frank Act. The Dodd-Frank Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

        The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund.

Swap Risk

        The Fund may also invest in credit default swaps, total return swaps and interest rate swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as "counterparty risk," and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

Counterparty and Prime Brokerage Risk

        Changes in the credit quality of the companies that serve as the Fund's prime brokers or counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities' capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund's claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Derivatives Risk

        The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells protection under a credit default swap, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed-upon amount to the buyer (which may be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation directly.

Structured Products Risk

        The Fund may invest up to 10% of its Managed Assets in structured products, which are comprised of CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

        The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

        Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood by the investors in the CLO at the time of investment and may produce disputes with the issuer or unexpected investment results.

        Investments in structured notes involve risks, including credit risk and market risk. Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note. See "The Fund's Investments—Portfolio Composition."

Lender Liability Risk

        A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

        In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

        Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Potential Conflicts of Interest Risk

        The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser, GSO, Blackstone and their affiliates in other activities that may conflict with those of the Fund. The Adviser, GSO, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, GSO, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, GSO, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Adviser, GSO, Blackstone and their affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.

        In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, GSO and its affiliates have implemented certain policies and procedures (e.g., information walls). For example, GSO and its affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are GSO's and its affiliates' advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund's activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund managed by GSO has or has considered making an investment or which is otherwise an advisory client of GSO and its affiliates may restrict or otherwise limit the ability of the Fund to make investments in such companies.

        As part of its regular business, Blackstone provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that would otherwise be available for investment by the Fund. Because of such relationships, there may be certain investments that the Adviser will decline or be unable to make. In addition, employees of Blackstone or its affiliates may possess information relating to such issuers that is not known to the individuals at the Adviser responsible for making investment decisions and performing the other obligations under the investment advisory agreement between the Fund and the Adviser. Those employees of Blackstone or its affiliates will not be obligated to share any such information with the Adviser and may be prohibited by law or contract from doing so.

        The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material, so as to preclude the Fund from participating in an investment. Disclosure of such information to the Adviser's personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Adviser which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

        Blackstone and its affiliates may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, Blackstone and its affiliates may serve as advisor to creditor or equity committees. This involvement, for which Blackstone and its affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. For example, in situations in which a Borrower or issuer of loans or fixed-income instruments held by the Fund is a client or a potential client of the restructuring and reorganization advisory practice, the Adviser may dispose of such securities or take such other actions reasonably necessary to the extent permitted under the Investment Company Act in order to avoid actual or perceived conflicts of interest with the restructuring and reorganization advisory practice. Further, there may also be instances in which the work of Blackstone's and its affiliates' restructuring and reorganization advisory practice prevents the Adviser from purchasing securities on behalf of the Fund.

Limitations on Transactions with Affiliates Risk

        The Investment Company Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund managed by Blackstone, GSO or any of their respective affiliates. However, the Fund may, under certain circumstances, purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Dependence on Key Personnel Risk

        The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund's portfolio and the Fund's performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals.

Prepayment Risk

        During periods of declining interest rates, Borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and other loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Inflation/Deflation Risk

        Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Repurchase Agreements Risk

        Subject to its investment objectives and policies, the Fund may invest up to 20% of its Managed Assets in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker- dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk

        The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments. The Fund's use of reverse repurchase agreements will be subject to the 40% limit on leverage (and to the extent not appropriately covered, to the 33 1/3% limitation on the issuance of senior securities representing indebtedness under the Investment Company Act).

Investments in Equity Securities or Warrants Incidental to Investments in Senior Loans and Other Fixed-Income Instruments

        From time to time the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a Senior Loan or other fixed-income instrument or in connection with a reorganization of a Borrower or issuer. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in Senior Loans or other fixed-income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same Borrower or issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a Senior Loan or other fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

U.S. Government Debt Securities Risk

        U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, Fannie Mae and Freddie Mac. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value.

Recent Developments

        The credit markets have recently been experiencing extreme volatility and market disruption. In addition, since 2010, the risks of investing in foreign securities have increased significantly as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund's investments. It is possible that these or similar events could have a significant adverse effect on the value and risk profile of the Fund. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

        For example, certain Borrowers may, due to macroeconomic conditions, be unable to repay the Senior Loans during this period. A Borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower's ability to meet its obligations under its debt securities. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such Borrower, a bankruptcy court might recharacterize the Fund's debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Fund's loans and the value of its other investments. The recent market instability could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund's assets.

        These developments may increase the volatility of the value of loans and other ivnestments owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell them on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of Common Shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund's Common Shares.

Market Disruption and Geopolitical Risk

        The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and loan and securities markets.

Portfolio Turnover Risk

        The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Government Intervention in the Financial Markets

        The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Senior Loans held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

Non-Diversification Risk

        The Fund is classified as "non-diversified" under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to "regulated investment companies" under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities. See "The Fund's Investments" and "Tax Matters."

Anti-Takeover Provisions

        The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See "Certain Provisions in the Agreement and Declaration of Trust."

 MANAGEMENT OF THE FUND

Trustees and Officers

        The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The responsibilities of the board of trustees include, among other things, the oversight of our investment activities, oversight of our financing arrangements and corporate governance activities. The board of trustees currently has an audit committee, a nominating committee and a valuation committee and may establish additional committees from time to time as necessary. The day-to-day operation of the Fund is delegated to the officers of the Fund and the Adviser, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the board of trustees.

        There currently are four trustees of the Fund. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser

        GSO / Blackstone Debt Funds Management LLC acts as the Fund's investment adviser. The Adviser is located at 345 Park Avenue, 31st Floor, New York, NY 10154. The Adviser, a wholly-owned subsidiary of GSO, is a registered investment adviser and will be responsible for compliance oversight services to the Fund. The Adviser currently serves as the investment adviser of three other closed-end investment companies and has total investment company assets under management of approximately $1.9 billion as of March 31, 2013. GSO is the credit platform of Blackstone.

        GSO is among the largest credit-oriented asset managers in the world. GSO manages approximately $58.1 billion of assets as of March 31, 2013 across multiple strategies within the leveraged finance marketplace, including bank loans, high yield bonds, distressed debt and mezzanine debt. GSO was founded on July 1, 2005 by Bennett Goodman, Tripp Smith and Doug Ostrover (the "Founders"), who have worked together for over 15 years. Prior to founding GSO, Messrs. Goodman, Smith and Ostrover built and ran the leveraged finance businesses at Donaldson, Lufkin & Jenrette ("DLJ") and at Credit Suisse First Boston ("Credit Suisse", now called Credit Suisse Securities (USA) LLC) following its acquisition of DLJ in 2000. Under their direction, DLJ and Credit Suisse held the leading market share in underwriting high yield securities for more than ten consecutive years. The Founders were also responsible for managing the activities of Credit Suisse's Alternative Capital Division, with over $30 billion in private equity, mezzanine, real estate and hedge fund assets. In March 2008, Blackstone acquired a controlling interest in GSO. In connection with the acquisition by Blackstone, all credit-oriented asset management businesses at Blackstone were integrated onto the GSO platform. The GSO funds are presently managed on a day-to-day basis separately from the rest of Blackstone.

        GSO, through its affiliates, employs approximately 235 people in New York, Dublin, London and Houston. GSO believes that the depth and breadth of its team provides it with a significant competitive advantage in sourcing product on a global basis, structuring transactions and actively managing portfolio investments.

        Blackstone is a leading global alternative asset manager and provider of financial advisory services with offices in New York, Atlanta, Beijing, Boston, Chicago, Dallas, Dusseldorf, Hong Kong, Houston, London, Los Angeles, Menlo Park, Mumbai, Paris, San Francisco, Shanghai, Sydney and Tokyo. Blackstone's alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, and closed-end mutual funds. Through its different investment businesses, as of March 31, 2013, Blackstone has total assets under management of approximately $218.2 billion. Blackstone also provides various financial advisory services, including financial and strategic advisory restructuring and reorganization advisory and fund placement services.

Competitive Advantages

        The Adviser believes that it offers the following competitive advantages:

        Global platform with seasoned investment professionals.    The Adviser's senior management team believes that the breadth and depth of its experience, together with the wider resources of GSO and Blackstone and their relationships with the investment community, provide the Adviser with a significant competitive advantage in sourcing and analyzing attractive investment opportunities worldwide. The Adviser's investment professionals have extensive experience in leveraged finance. Individual members of the Adviser's investment team also have experience in shorting and derivatives strategies.

        Disciplined, income-oriented investment philosophy.    The Adviser will employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital preservation.

        Expertise across all levels of the corporate capital structure.    The Adviser believes that its broad expertise and experience at all levels of a company's capital structure will afford it numerous tools to manage risk while preserving the opportunity for attractive returns on the Fund's investments. The Adviser will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Investment Team

        Set forth below is information regarding the team of professionals at the Adviser primarily responsible for overseeing the day-to-day operations of the Fund. The Adviser utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. Under this team approach, management of the Fund's portfolio will reflect a consensus of interdisciplinary views.

        Daniel H. Smith, Jr. is a Senior Managing Director and will serve as the chairman of the Investment Committee for the Fund. In addition, Mr. Smith is involved in the strategic direction of the business as well as oversight of the investment process. Mr. Smith joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit. Mr. Smith has over 24 years of experience in investment management, including high yield bank loans and bonds, investment grade debt, mezzanine and private debt, public and private equities and limited partnership investments. Mr. Smith received a Masters in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

        Lee M. Shaiman is a Managing Director and will serve as a portfolio manager and a member of the Investment Committee for the Fund. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group. He is a Certified Public Accountant, licensed in the State of New Jersey. Mr. Shaiman has over 28 years of experience in leveraged finance, including structuring and placement of senior bank loans and bridge financing, private placements, high yield bonds and equity co-investments. Mr. Shaiman received a Masters of Science in Accounting and Taxation from the Wharton School of the University of Pennsylvania and a B.S. in Economics, cum laude, Phi Beta Kappa, from Rutgers College.

        Alan Kerr is a Senior Managing Director and will serve as a portfolio manager and a member of the Investment Committee of the Fund. Mr. Kerr joined GSO in January 2012 following the acquisition by GSO of Harbourmaster Capital Management Limited where he was Co-Head with Mark Moffat. He joined Harbourmaster at its inception in 2000. Mr. Kerr has 18 years of experience in the industry, including high yield bank loans, CLOs and bank loan funds. Formerly, Mr. Kerr was with Ernst & Young as a Financial Services Group Manager. Mr. Kerr has an honors Commerce Degree (Banking & Finance) from University College Dublin, a Masters in Accountancy from University College Dublin, and is a member of Chartered Accountants Ireland.

        Additional information about the portfolio managers' compensation, other accounts managed by them and other information is provided in the SAI.

Investment Advisory Agreement

        The Adviser provides services to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser. Under the investment advisory agreement, subject to the supervision and direction of the Fund's board of trustees, the Adviser will manage the Fund's portfolio in accordance with the Fund's investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

        The Fund's investment advisory agreement will continue in effect, unless otherwise terminated, until                        , 2015, and then will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund's board of trustees or by a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) and (b) in either event, by a majority of the board of trustees of the Fund who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act (the "independent trustees") with such independent trustees casting votes in person at a meeting called for such purpose. The Fund's investment advisory agreement provides that the Adviser may render services to others. The Fund's investment advisory agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by a vote of a majority of the outstanding securities entitled to vote (as defined in the Investment Company Act) or by a vote of a majority of the Fund's trustees, or by the Adviser on not less than go days' written notice, and will automatically terminate in the event of its assignment. The Fund's investment advisory agreement provides that neither the Adviser nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

        In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of GSO Capital Partners International LLP ("GSO International"), an affiliate of the Adviser. GSO International is not registered with the SEC as an investment adviser under the Investment Company Act. GSO International has entered into a Memorandum of Understanding ("MOU") with the Adviser pursuant to which GSO International is considered a "participating affiliate" of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from GSO International may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Adviser.

        The Fund has agreed to pay the Adviser a management fee at an annual rate equal to 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets includes any amounts of borrowings for investment purposes, including effective leverage and traditional leverage. This means that during periods in which the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees are calculated on the basis of the Fund's Managed Assets, which includes those assets purchased through leverage.

        A discussion regarding the basis for the initial approval of the investment advisory agreement by the board of trustees will be available in the Fund's first report to shareholders. The basis for subsequent continuations of the Fund's investment advisory agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

        In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Administrator

        ALPS Fund Services, Inc., ("ALPS") located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. Under the Administration Agreement, ALPS maintains the Fund's general ledger and is responsible for calculating the net asset value of the common shares, and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of 0.15% of the average daily value of the Fund's Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. During periods when the Fund is using leverage, the fees paid to ALPS will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage.

Control Persons

        A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this prospectus. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

 NET ASSET VALUE

        The net asset value of the Common Shares of the Fund will be computed based upon the value of the Fund's Managed Assets. Net asset value per common share will be determined daily by ALPS on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Common Shares of the Fund.

        The Fund values its investments, including those in Senior Loans, primarily by using the mid-price of market quotations from a nationally recognized pricing service. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available, including any Senior Loans that have become illiquid, are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund's board of trustees. The Adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee comprised of officers and employees of the Adviser. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Valued Assets shall be subsequently reported to the Fund's board of trustees or the appropriate committee thereof.

        Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

        When determining the price for a Fair Valued Asset, the Adviser shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Adviser deems relevant.

 DISTRIBUTIONS

        Commencing with the Fund's initial distribution, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. We expect to declare the initial monthly distribution on the Fund's Common Shares within 45 to 60 days after completion of this offering and to pay that initial monthly distribution approximately 60 to 90 days after completion of this offering. The Fund will pay common shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually.

        The U.S. federal income tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. In light of the Fund's investment policies, the Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund's net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), such distribution would generally be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund's shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder's basis in such shareholder's shares, the excess will be treated as gain from a sale or exchange of the shares. See "Tax Matters."

        Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value (and indirectly benefit the Adviser and ALPS by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Fund's net asset value.

        Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

 DIVIDEND REINVESTMENT PLAN

        Pursuant to the DRIP, shareholders whose shares are registered in their own name may "opt-in" to the plan and elect to reinvest all or a portion of their distributions in our Common Shares by providing the required enrollment notice to The Bank of New York Mellon, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when our board of trustees declares a distribution.

        When we declare a distribution, shareholders who are participants in the DRIP receive the equivalent of the amount of the distribution in our Common Shares. If you participate in the DRIP, the number of Common Shares of the Fund you will receive will be determined as follows:

          (1)   If the market price of the Common Shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the "determination date") is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new Common Shares at a price equal to the greater of:

            (a)   98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

            (b)   95% of the market price per common share on the determination date.

          (2)   If 98% of the net asset value per common share exceeds the market price of the Common Shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing Common Shares in the open market and the Fund will issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

        The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Our Common Shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder's proxy includes shares purchased pursuant to the DRIP.

        There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator's open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional Common Shares, the average cost of such shareholder's Common Shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund's net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

        The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See "Tax Matters."

        You may obtain additional information about the DRIP by writing us at our principal office, which is located at 345 Park Avenue, 31st Floor, New York, NY 10154 or by contacting the DRIP administrator at the following address: The Bank of New York Mellon, 101 Barclay Street (11E), New York, NY 10286.

 DESCRIPTION OF SHARES

Common Shares

        The Fund is a statutory trust organized under the laws of Delaware pursuant to the Agreement and Declaration of Trust dated as of March 25, 2011 as amended and restated as of March 30, 2011 and as further amended and restated as of July 12, 2011 (the "Agreement and Declaration of Trust"). The Fund is authorized to issue an unlimited number of Common Shares. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Fund's Board of Trustees does not intend to grant holders of Common Shares the entitlement to receive any distributions from the Fund unless all accrued interest, fees and dividends, if any, with respect to the Fund's leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See "—Preferred Shares" below. All Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, when available, to all holders of its Common Shares.

        The Fund has no present intention of offering any additional shares other than the Common Shares it may issue under the Fund's DRIP. Any additional offerings of shares will require approval by the Fund's board of trustees. Any additional offering of Common Shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of the sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding voting securities.

        The Fund intends to apply to list its Common Shares on the New York Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "BGF", subject to notice of issuance.

        The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise. However, because the Fund primarily invests in instruments that are floating rate in nature, the Fund's net asset value per share will be less affected by interest rate fluctuations than if it were investing primarily in other forms of securities. The Fund's net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and the amount of the organizational costs and offering expenses paid by the Fund. See "Summary of Fund Expenses."

        Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder decides to buy additional Common Shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest in Senior Loans and fixed-income instruments have traded during some periods at prices higher than net asset value and have traded during other periods at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase.

Preferred Shares

        The Fund's Agreement and Declaration of Trust provides that the board of trustees of the Fund may authorize and issue Preferred Shares, with rights as determined by the board of trustees, without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.

        The Fund may issue Preferred Shares in an aggregate amount of up to 33 1/3% of its total assets less all liabilities and indebtedness of the Fund other than senior securities at the time the leverage is incurred in order to buy additional securities. The use of leverage can create risks. The board of trustees reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's total assets, less liabilities and indebtedness of the Fund. We cannot assure you, however, that Preferred Shares will not be issued. The terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions restrictions on the declaration of dividends, maintenance of asset ratios and restrictions while dividends are in arrears will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares will be similar to those stated below.

        In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

        The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by the Investment Company Act, holders of Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of Common Shares as a single class.

        The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

        The terms of any Preferred Shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of such Preferred Shares by the Fund will increase that leverage.

        The discussion above describes the possible offering of Preferred Shares by the Fund. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

 CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

        The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund At the first annual meeting the trustees will be elected and divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective trustee.

        The Agreement and Declaration of Trust grants special approval rights with respect to certain matters to members of the board of trustees who qualify as "Continuing Trustees," which term means trustees who either (i) have been members of the board of trustees for a period of at least thirty-six months (or since July 12, 2011, if less than thirty-six months) or (ii) were nominated to serve as members of the board of trustees by a majority of the Continuing Trustees then members of the board of trustees.

        The Agreement and Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including common and Preferred Shares of beneficial interest) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers by the Fund of the Fund's shares (except as may be pursuant to a public offering, the Fund's dividend reinvestment plan or upon exercise of any stock subscription rights), certain sales, transfers or other dispositions of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Agreement and Declaration of Trust, but may be required in certain cases under the Investment Company Act). The Agreement and Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company. Also, the Agreement and Declaration of Trust provides that the Fund may dissolve upon the vote of a majority of the trustees and two-thirds of the Fund's shares. See "Risks—Anti-Takeover Provisions."

        The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the Investment Company Act.

        The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Agreement and Declaration of Trust and Bylaws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The board of trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

        The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust and the Bylaws, both of which will be on file with the SEC.

        The Agreement and Declaration of Trust contains an express disclaimer of shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund.

        For the purposes of calculating "a majority of the outstanding voting securities" under the Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

        The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Agreement and Declaration of Trust, which is on file with the SEC.

 CLOSED-END FUND STRUCTURE

        The Fund is a non-diversified, closed-end management investment company (commonly referred to as a "closed-end fund"). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if shareholders wish to sell common shares of a closed-end fund they must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the mutual fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage.

        Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.

 REPURCHASE OF COMMON SHARES

        The Fund is a closed-end management investment company and, as a result, its shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act that the Fund may purchase at market prices from time to time its Common Shares in the open market but is under no obligation to do so. Because common shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that common share repurchases or tender offers, if undertaken, will reduce market discount.

        Notwithstanding the foregoing, if at any time the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

        Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's board of trustees would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations under the New York Stock Exchange.

        There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, shareholders should be aware that the acquisition of Common Shares by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares if any outstanding and to any amounts borrowed.

 TAX MATTERS

        The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Common Shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Common Shares as a capital asset. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

        The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

        The Fund believes that its investment strategies will generate qualifying gross income under current U.S. federal income tax law. The Code, however, expressly gives the U.S. Treasury Department authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Fund's non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Fund's tax qualification as a regulated investment company for all years to which such regulations are applicable.

        A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account for the portion of the calendar year after October 31 are treated as arising on January 1 of the following calendar year. In addition, for purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax.

        Distributions to shareholders by the Fund of ordinary income (including "market discount" realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of "qualified dividend income," generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits. Distributions, if any, of net capital gains property reported as "capital gain dividends" will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Common Shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares of the Fund. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

        Qualified dividend income received by individual and other noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates (currently, a maximum rate of 20%). Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, provided that the shareholder meets certain holding period and other requirements with respect to the shares on which such dividends are paid. Distributions by the Fund that are made out of qualified dividend income received by the Fund will be treated as qualified dividend income, provided that the shareholder receiving any such distribution meets certain holding period and other requirement with respect to its Common Shares. Due to the nature of the Fund's investments, it is expected that, in general, distributions paid by the Fund will not be eligible for the reduced rates applicable to qualified dividend income.

        Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund pursuant to the DRIP. Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

        Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

        In general, the sale or other disposition of Common Shares will result in capital gain or loss to shareholders. A holder's gain or loss generally will be a long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under "Tax Matters—Distributions" in the SAI) with respect to such Common Shares. In addition, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires (including pursuant to the DRIP) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

        If a shareholder (other than a partnership) is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the Fund will withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends paid by the Fund that are "interest-related dividends" or "short-term capital gain dividends" will generally be exempt from such withholding for taxable years beginning before January 1, 2014, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign person, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

        If a shareholder does not provide the Fund with its correct taxpayer identification number and any required certifications, such shareholder may be subject to backup withholding on its taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. shareholders.

        Under legislation enacted in 2010 and administrative guidance thereto, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013 and the proceeds of a sale of our Common Shares occurring after December 31, 2016 paid to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.

        The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose "functional currency" is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

 UNDERWRITING

        Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom                , are acting as Representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Underwriter	Number of Common Shares

Total

        The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

        The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $            per common share under the initial offering price. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $0.90 per common share are equal to 4.50% of the initial offering price. Investors must pay for any Common Shares purchased on or before                        .

        The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of                          Common Shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters' over-allotment option is exercised in full, the total price to the public would be $            , the total Underwriters' discounts and commissions (sales load) would be $            , the estimated offering expenses would be $            , $            of which would be borne by the Fund, and the total proceeds to the Fund would be $            .

        The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$20.00	$20.00	$	$
Sales load	$0.90	$0.90	$	$
Estimated offering expenses	$0.04	$0.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$19.06	$	$

        The fees described below under "—Additional Compensation to Be Paid by the Adviser" are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

        Offering expenses paid by the Fund (other than sales load but inclusive of the distribution assistance payment to ALPS Distributors) will not exceed $0.04 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load but inclusive of the distribution assistance payment to ALPS Distributors) are estimated to be $            in total, $            of which will be borne by the Fund (or $            if the Underwriters exercise their over-allotment option in full). See "Summary of Fund Expenses."

        The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

        In order to meet requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($2,000).

        The Fund intends to apply to list its Common Shares on the New York Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "BGF", subject to notice of issuance.

        The Fund has agreed that, without the prior written consent of                              , on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

  •
  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

  •
  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Fund's DRIP or any preferred share issuance, if any.

        In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

        Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

        The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

        In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

        The principal business address of                is                .

        The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to us, certain of our executive officers and our affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

        Certain underwriters may, from time to time, engage in transactions with or perform investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services for the Adviser and its affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

        Prior to the public offering of the Common Shares, the Adviser purchased Common Shares from the Fund in an amount greater than $100,000, satisfying the net worth requirements of Section 14(a) of the Investment Company Act.

        No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Additional Compensation to be Paid by the Adviser

        The Adviser (and not the Fund) may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering.

 CUSTODIAN AND TRANSFER AGENT

        The custodian of the assets of the Fund will be The Bank of New York Mellon located at One Wall Street, New York, NY 10286. Mellon Investor Services LLC, an affiliate of The Bank of New York Mellon, located at 480 Washington Blvd., Jersey City, NJ 07310, will serve as the Fund's transfer agent and dividend paying agent with respect to the Common Shares.

LEGAL OPINIONS

        Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York, and for the Underwriters by                        , New York, New York. Simpson Thacher & Bartlett LLP and                        may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

 TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Shares

Blackstone / GSO Global Floating Rate Fund
Common Shares
$20.00 per Share

PROSPECTUS

              , 2013

        Until                        (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated                , 2013

BLACKSTONE / GSO
GLOBAL FLOATING RATE FUND

STATEMENT OF ADDITIONAL INFORMATION

        Blackstone / GSO Global Floating Rate Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                 , 2013. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 831-5776. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated                , 2013.

Investment Objectives	1
Investment Restrictions	1
Investment Policies and Techniques	3
Management of the Fund	21
Portfolio Transactions and Brokerage	35
Description of Shares	37
Repurchase of Common Shares	38
Tax Matters	40
Control Persons and Principal Holders of Securities	46
Independent Registered Public Accounting Firm	46
Custodian and Transfer Agent	46
Additional Information	47
Report of Independent Registered Public Accounting Firm	48
Financial Statements	49
Appendix A—Description of S&P, Moody's and Fitch Ratings	A-1
Appendix B—Proxy Voting Policies and Procedures	B-1

 INVESTMENT OBJECTIVES

        The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

        Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, if any, voting as a separate class:

          (1)   invest 25% or more of the value of its total assets in any one industry, provided that securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. Government securities") and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry;

          (2)   issue senior securities or borrow money to purchase additional securities other than as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (3)   make loans to other persons, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the Securities and Exchange Commission (the "SEC"), the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, the SEC staff or other authority;

          (4)   underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter;

          (5)   purchase or sell real estate, except that the Fund may invest in securities or other interests of companies that deal in real estate or are engaged in the real estate business and instruments secured by real estate or interests therein, and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets; or

          (6)   purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

        For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. If the Fund were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Fund's performance would be largely dependent on that industry's performance.

        With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (2) above, "senior securities" are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

        The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the Investment Company Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio

1

securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

        Under the Investment Company Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

        Section 18(a) of the Investment Company Act requires certain actions by the Fund if its asset coverage falls below certain levels. Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets less all liabilities and indebtedness of the Fund other than senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of the liquidation value of its outstanding Preferred Shares plus its outstanding liabilities and indebtedness. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In selecting the Preferred Shares to be redeemed, in the event that less than all the outstanding shares of a series of Preferred Shares are to be redeemed and there is more than one holder of such Preferred Shares, the shares of that series of Preferred Shares to be redeemed shall be selected by lot or such other method as the Fund shall deem fair and equitable. The Trustees of the Fund represent the interests of both the holders of the Fund's common shares and holders of the Fund's Preferred Shares, if any, and this dual representation may result in conflicts.

        The Investment Company Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, "asset coverage" means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the Investment Company Act.

        With respect to the limitation regarding making loans to other persons set forth in subparagraph (3) above, the Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

        With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (4) above, a technical provision of the Securities Act of 1933, as amended (the "Securities Act") deems certain persons to be "underwriters" if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (4) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered

2

to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus.

        When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Except for the fundamental policies disclosed above, all other policies of the Fund disclosed herein and in the Fund's prospectus are non-fundamental policies which may be changed by the board of trustees of the Fund without shareholder approval.

Non-Fundamental Restrictions

        The Fund's (1) investment objectives, (2) policy to invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes, including effective leverage and traditional leverage ("Managed Assets") in floating rate investments, including but not limited to first lien senior secured floating rate loans ("Senior Loans"), loans that are not first lien or are not secured by collateral and derivative instruments that provide for floating rate payments and (3) policy to invest at least 40% of the Fund's Managed Assets in non-U.S. countries or currencies, are not fundamental and may be changed by the board of trustees without the approval of the holders of a majority of the outstanding Common Shares or Preferred Shares, if any. The Fund will provide shareholders with at least 60 days' notice prior to changing the non-fundamental policy in (2) above.

        In addition, to comply with U.S. federal income tax requirements for qualification as a regulated investment company, the Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund's total assets are invested (i) in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled (by owning 20% or more of their voting power) by the Fund and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the "Code")) and (b) with regard to at least 50% of the value of the Fund's total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Fund's board of trustees only to the extent appropriate in light of changes to applicable tax requirements.

        The percentage limitations applicable to the Fund's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns. However, with respect to the Fund's use of leverage, the Fund may be required to reduce its leverage in order to maintain the asset coverage requirements of the Investment Company Act.

INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Fund's investment policies and techniques in the prospectus.

Portfolio Contents

Senior Loans

        A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on

3

behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

        Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

        The Fund may purchase "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

        The Fund also may invest in "Participations." Participations by the Fund in a Loan Investor's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

        The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch, or comparably rated by another nationally recognized rating agency) or determined by the Adviser to be of comparable quality. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

        In order to borrow money pursuant to a Senior Loan, a Borrower will for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public

4

companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

        In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

        A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

        In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the Loan Investors in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

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        A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

        Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as described above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Recent market conditions, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

        Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate ("LIBOR") or the Euro Interbank Offered Rate ("EURIBOR"). For example, if LIBOR were 0.30% and the Borrower was paying a fixed spread of 2.50%, the total interest rate paid by the Borrower would be 2.80%. Additionally, many Senior Loans also have a minimum base rate, or floor, which will be used if the actual base rate is below this minimum base rate. This measure is designed to ensure lenders receive a minimum interest rate in periods of low interest rates. By illustration, if LIBOR were 0.30% and the Borrower was paying a fixed spread of 2.50%, the total interest rate paid by the Borrower would be 2.80%. However, if the same Senior Loan had a LIBOR floor of 1.50%, then 1.50% would be used as the base rate notwithstanding that LIBOR was currently at 0.30%, thereby making the interest rate paid the Borrower 4.00% (1.50% LIBOR floor base rate plus 2.50% fixed spread). During periods when LIBOR is greater than the LIBOR floor, the LIBOR floor would have no impact on the interest rate paid by the Borrower. Not all Senior Loans have LIBOR floors and this feature is a relatively recent invention which may not persist in future issuances of Senior Loans.

        Although a base rate such as LIBOR or EURIBOR can change every day, loan agreements for Senior Loans typically allow the Borrower the ability to choose how often the base rate for its loan will reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such reset periods can range from one day to one year, with most Borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, Borrowers will tend to choose longer reset periods, and during periods of declining interest rates, Borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

        From time to time, Blackstone and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to, or acquire them from, the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

        The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge

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loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

        The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

        If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery; and perhaps no recovery; on the full amount of the principal and interest due on the Senior Loan.

        Although not anticipated in the normal course, the Fund may occasionally acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Senior Loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Adviser may enhance the value of a Senior Loan or would otherwise be consistent with the Fund's investment policies. Such warrants and equity securities will typically have limited value and there is no assurance that such securities will ever obtain value.

Other Loans

        The Fund may invest in secured loans that are not first lien or that are unsecured, which have the same characteristics as Senior Loans except that such loans are not first in priority of repayment and/or are not secured by collateral. Accordingly, the risks associated with these loans are higher than the risk of loans with first priority over the collateral. Because these loans are lower in priority and/or unsecured, they are subject to the additional risk that the cash flow of the borrower may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. In the event of default on such a loan, the first priority lien holder has first claim to the underlying collateral of the

7

loan. It is possible that no value would remain for the holders of loans that are not first lien and unsecured loans and therefore result in a loss of investment to the Fund.

        Secured loans that are not first lien or that are unsecured generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in these loans, which would create greater credit risk exposure for the holders of such loans. Secured loans that are not first lien or that are unsecured share the same risks as other below investment grade instruments.

Foreign Securities

        Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

        There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

        Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

        There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

        In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act limits the Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

        Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions,

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making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

        Rules adopted under the Investment Company Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible sub-custodians," as defined in the Investment Company Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

        Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies.

Foreign Currency Transactions

        The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts ("forwards") with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Adviser may decide not to use hedging transactions that are available.

        A currency forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or the Fund will otherwise cover its obligations, and are marked to market daily. Although

9

forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

        Lock In.    When the Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

        Cross Hedge.    If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

        Direct Hedge.    If the Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that the Fund can benefit from price appreciation in a given country's debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

        Proxy Hedge.    The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

        Costs of Hedging.    When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

        It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund's dividend distribution and are not reflected in its yield.

Other Fixed-Income Instruments

        The Fund may invest in other fixed-income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government securities. Corporate bonds and other fixed-income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Underwriter") for a group of investors ("Bond Investors"). The Underwriter typically administers and enforces the fixed-income instrument on behalf of the other Bond Investors. In addition, in secured fixed-income instrument offerings, an institution, typically but not always the Agent, holds any collateral on behalf of the Bond Investors. The Fund may purchase assignments of fixed-income instruments either directly from the Underwriter of from a Bond Investor.

        An issuer of fixed-income instruments must typically comply with the terms contained in an indenture or note purchase agreement between the issuer and the holders of the instruments (the "Bond Agreement"). These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in Loan Agreements. The Underwriter typically administers the terms of the Bond Agreement on behalf of all holders of the instruments.

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        Fixed-income securities are generally subject to many of the same risks that affect Senior Loans and other loans. However, holders of fixed-income bonds are generally subordinate to any existing lenders in the issuer's capital structure and thus have a lower priority in payment than lenders.

Restricted and Illiquid Securities

        The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

        The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's board of trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's board of trustees has directed the Adviser to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

        The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Equity Securities

        In addition to common stocks, the Fund may invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

        Preferred Stock.    Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock dividends are payable only if declared by the issuer's board of trustees. Preferred stock also may be subject to optional or mandatory redemption provisions.

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        Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

        Warrants.    Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

        Depository Receipts.    The Fund may hold investments in sponsored and unsponsored American Depository Receipts (ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of Non-U.S. Instruments.

Cash Equivalents and Short-Term Debt Securities

        For temporary defensive purposes, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

          (1)   U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal

12

  Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages have experienced extreme volatility, and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments for temporary defensive purposes in securities issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

          (2)   Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC.

          (3)   Repurchase agreements, which involve purchases of securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4)   Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow

13

  and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Portfolio Contents

Derivatives

        General Limitations on Futures and Options Transactions.    The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the U.S. Commodities Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

        Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

        Asset Coverage for Futures and Options Positions.    The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund's records in the amount prescribed. Securities segregated on the Fund's records cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

        Options.    The Fund may purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

        As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call option may be exercised at any time on fixed dates occurring during the term of the option. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

        Certain Considerations Regarding Options.    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect

14

correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

        Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options, no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

        Futures Contracts.    The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund may sell futures as an offset against the effect of expected declines in securities prices and purchase futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" under the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

        Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

        An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

        Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract

15

month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security At the expiration of a security futures contract that is settled through physical delivery, a person who is "long" under the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is "short" under the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

        Other security futures contracts are settled through cash settlement. In this case, the underlying securities are not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

        As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

        If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

        Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

        In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain

16

their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

        In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

        A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

        Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

        Swap Agreements.    The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates, where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and may be structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

        Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

        Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party unless otherwise agreed by the parties. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

17

        A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.

        The Fund will monitor any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment and tax requirements.

        Equity Swaps.    In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Short Sales

        The Fund may engage in short sales for financing or for risk management. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

        When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

        The Fund's obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When-Issued and Forward Commitment Securities

        The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only

18

with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

        Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

        The risks and effect of settlements in the ordinary course on the Fund's net asset value are not the same as the risks and effect of when-issued and forward commitment securities.

        The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security's value in the market from the date of the Fund's commitment (the "Commitment Date") to the date of the actual delivery and payment for such securities (the "Settlement Date"). There is a risk that, on the Settlement Date, the Fund's payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market's valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

        The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association ("LSTA"). For par loans, income accrues to the buyer of the Senior Loan (the "Buyer") during the period beginning on the last date by which the Senior Loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par Senior Loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the Senior Loan (this payment may be netted from the wire released on settlement date for the purchase price of the Senior Loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have

19

received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements

        The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is nevertheless still obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

        The Fund may invest up to 20% of its managed assets in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, presents minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

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 MANAGEMENT OF THE FUND

Board of Trustees

        The overall management of the business and affairs of the Fund is vested in the board of trustees. Starting with the first annual meeting of shareholders following the effective date of this Registration Statement, the board of trustees will be classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

        Below is a list of the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Adviser and their board members and officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Past Five Years
NON-INTERESTED TRUSTEES:
Edward H. D'Alelio c/o Chairman of the Board 345 Park Avenue, 31st Floor New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating Committees	Since July 2011	Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	4	Trump Entertainment Resorts, Inc.
Michael Holland c/o Chairman of the Board 345 Park Avenue, 31st Floor New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating Committees	Since July 2011	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	4	The China Fund, Inc.; the Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper c/o Chairman of the Board 345 Park Avenue, 31st Floor New York, NY 10154 Birth Year: 1948	Trustee	Since July 2011	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC.	4	—
INTERESTED TRUSTEE(2)
Daniel H. Smith, Jr. Birth Year: 1963	Chairman, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of GSO Capital Partners LP (collectively with its affiliates, "GSO") and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments unit.	4	—

(1)
Beginning with the first annual meeting of shareholders of the Fund (the "first annual meeting") and if at such time, the number of trustees shall be three (3) or more, the board of trustees of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first

21

  annual meeting, trustees of Class I shall be elected to the board of trustees for a term expiring at the next succeeding annual meeting of shareholders, trustees of Class II shall be elected to the board of trustees for a term expiring at the second succeeding annual meeting of shareholders and trustees of Class III shall be elected to the board of trustees for a term expiring at the third succeeding annual meeting of shareholders. At each subsequent annual meeting of shareholders, the trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's board of trustees following the first annual meeting, to hold office until the meeting of the board of trustees following the next annual meeting of shareholders and until their successors are duly elected and qualified.

(2)
"Interested person" of the Fund as defined in the Investment Company Act. Mr. Smith is an interested person due to his employment with the Adviser.

        The board of trustees is currently comprised of four trustees. Daniel H. Smith, Jr. serves as Chairman of the Board. Mr. Smith is an "interested person" of the Fund. The appointment of Mr. Smith as Chairman reflects the board of trustees' belief that his experience, familiarity with the Fund's day-to-day operations and access to individuals with responsibility for the Fund's management and operations will provide the board of trustees with insight into the Fund's business and activities and, with his access to appropriate administrative support, will facilitate the efficient development of meeting agendas that address the Fund's business, legal and other needs and the orderly conduct of board meetings. The board of trustees has determined that its leadership structure is appropriate in light of the Fund's circumstances and provides for the informed and independent exercise of its responsibilities. In this regard, the board of trustees does not have a lead independent trustee reflecting the belief of the independent trustees that they have adequate control and influence over the governance of the board of trustees and the Fund by virtue of the fact that a substantial majority of the board of trustees will be independent trustees, that all committees are chaired by independent trustees and that the board of trustees' small size and oversight of a small fund complex facilitate the orderly and efficient flow of information among trustees and with Fund management without the need for a lead independent trustee.

Share Ownership

        The following table shows the dollar range of equity securities owned by the trustees in the Fund and in other investment companies overseen by the trustee within the same family of investment companies as of      , 2013. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by trustees in the Family of Registered Investment Companies(*)
NON-INTERESTED TRUSTEES:
Edward H. D'Alelio	—	—
Michael Holland	—	—
Thomas W. Jasper	—	—
INTERESTED TRUSTEE:
Daniel H. Smith, Jr	—	—

*
The term "Family of Registered Investment Companies" refers to all registered investment companies advised by the Adviser or an affiliate board.

        None of the non-interested trustees nor their family members owned beneficially or of record securities issued by the Adviser or any underwriter, or any person directly or indirectly controlling, controlled by, or under common control with the Adviser or any underwriter as of December 22, 2010.

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 Experience of Trustees

        The trustees were selected to join the board of trustees based upon the following as to each trustee: his character and integrity; such person's service as a member of other boards of directors; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a trustee; as to each trustee other than Mr. Smith, his status as not being an "interested person" as defined in the Investment Company Act; and, as to Mr. Smith, his role with GSO and Blackstone. No factor, by itself, was controlling. In addition to the information provided in the table included above, each trustee possesses the following attributes: Mr. D'Alelio, experience as an investment professional; Mr. Holland, experience as an investment professional and service as a board member of other registered management investment companies; Mr. Jasper, experience as an investment professional in the structured products market and experience concerning risk management; Mr. Smith, as an executive and portfolio manager and leadership roles within GSO and Blackstone. References to the qualifications, attributes and skills of the trustees are pursuant to requirements of the SEC, do not constitute holding out of the board of trustees or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the board of trustees by reason thereof.

Compensation of Trustees

        The fees and expenses of the trustees of the Fund, including for the Fund's organizational meeting, are paid by the Fund. The trustee who is a member of the Blackstone organization receive no compensation from the Fund. It is estimated that the independent trustees will receive from the Fund the amounts set forth below for the Fund's calendar year ending December 31, 2013, assuming the Fund will have been in existence for the full calendar year.

Name of Trustee	Estimated Compensation from the Fund		Total Compensation from the Fund and Fund Complex Paid to Board Members
NON-INTERESTED TRUSTEES:
Edward H. D'Alelio	$		$
Michael Holland	$		$
Thomas W. Jasper	$		$
INTERESTED TRUSTEE:
Daniel H. Smith, Jr.		$0		$0

        The Fund pays each trustee an annual base retainer of $            and pays $          for each regular board meeting and special board meeting attended that is held jointly with Blackstone / GSO Senior Floating Rate Term Fund ("BSL"), Blackstone / GSO Long-Short Credit Income Fund ("BGX") or Blackstone / GSO Strategic Credit Fund ("BGB"). The Fund pays each trustee $          for each regular board meeting and special board meeting attended that is not held jointly with BSL, BGX or BGB. Additionally, the chairman of the Audit Committee and the chairman of the Nominating Committee are paid an additional annual retainer of $          by the Fund if the chairman is also the chairman of the same committee of BSL, BGX or BGB. If the chairman is not the chairman of such committee of BSL, BGX or BGB, then the Fund pays an annual retainer of $          to that chairman. The Fund pays $      to each trustee for each committee meeting attended that is held jointly with BSL, BGX or BGB, and the Fund pays $        to each trustee for each committee meeting attended that is not held jointly with BSL, BGX or BGB; provided that if a committee meeting is held on the same day as a board meeting then the trustees attending the board meeting will not receive additional compensation for attending the committee meeting held that same day.

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 Board Committees

        The board of trustees of the Fund currently has four committees: an Audit Committee, a Nominating Committee, a Pricing Committee and a Valuation Committee.

        The Audit Committee consists of Edward H. D'Alelio, Michael Holland and Thomas W. Jasper, all of whom have been determined not to be "interested persons" of the Fund under the Investment Company Act and "independent" as defined in the New York Stock Exchange listing standards. The Audit Committee acts according to the Audit Committee charter. Mr. Jasper has been appointed as Chair of the Audit Committee. The Audit Committee is responsible for assisting the board of trustees of the Fund in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the adequacy of the Fund's accounting and financial reporting processes, policies and practices; the integrity of the Fund's financial statements; the adequacy of the Fund's overall system of internal controls; the Fund's compliance with legal and regulatory requirements; the qualification and independence of the Fund's independent registered public accounting firm; the performance of the Fund's internal audit function provided by the Adviser and the Fund's other service providers; and the review of the report required to be included in the Fund's annual proxy statement by the rules of the SEC. The board of trustees has determined that Mr. Jasper is an audit committee financial expert and that each is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

        The Nominating Committee is responsible for selecting and nominating candidates for election as trustees to the board of trustees of the Fund. The members of the Nominating Committee are Edward H. D'Alelio, Michael Holland and Thomas W. Jasper, all of whom have been determined not to be "interested persons" of the Fund under the Investment Company Act and "independent" as defined in the New York Stock Exchange listing standards. The Nominating Committee may accept nominees recommended by a stockholder as it deems appropriate. Shareholders who wish to recommend a nominee for the Fund's board of trustees should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the board of trustees and to serve if elected by the shareholders.

        The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Shares and any Preferred Shares, if any, sold by the Fund. The members of the Pricing Committee are Mr. Smith, and any one of the non-interested trustees listed above.

        The Valuation Committee is responsible for advising the Board with respect to the valuation of portfolio assets. The members of the Valuation Committee are Mr. Smith, determined to be an "interested person" of the Fund under the Investment Company Act, and any of the non-interested directors listed above.

Risk Oversight

        The board of trustees' role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the board of trustees receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund's management (including the Fund's portfolio managers) and Chief Compliance Officer, who reports directly to the board of trustees, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding

24

the Fund's investment program and activities, the board of trustees as part of its risk oversight efforts expects to meet at its regular meetings and as needed with the Fund's Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The board of trustees may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the board of trustees. For example, the Audit Committee of the board of trustees will meet regularly with the Fund's independent public accounting firm to review, among other things, reports on the Fund's internal controls for financial reporting.

        The board of trustees believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters may be summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the board of trustees risk management oversight is expected to be subject to substantial limitations.

Officers of the Fund

        The Fund's executive officers will be chosen each year at a regular meeting of the board of trustees to hold office until their respective successors are duly elected and qualified. The executive officers of the Fund currently are:

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen
Daniel H. Smith, Jr. Birth Year: 1963	Chairman, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Since Inception	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.	4
Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Since Inception	Mr. Shaiman is a Managing Director of GSO. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.	4
Marisa J. Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Since Inception	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.	4
Jane Lee Birth Year: 1972	Public Relations Officer	Since Inception	Ms. Lee is a Managing Director of GSO. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.	4

25

        The Fund's officers do not receive compensation from the Fund, but are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the board of trustees.

The Adviser

        The Fund retains GSO / Blackstone Debt Funds Management LLC to act as its investment manager. The Adviser, a wholly-owned subsidiary of GSO, is a registered investment adviser and the credit platform of Blackstone. Blackstone is a leading global alternative manager and provider of financial advisory services with offices in New York, Atlanta, Beijing, Boston, Chicago, Dallas, Dusseldorf, Hong Kong, Houston, London, Los Angeles, Menlo Park, Mumbai, Paris, San Francisco, Shanghai, Sydney and Tokyo, was founded in 1985. The investment advisory agreement between the Adviser and the Fund provides that the Adviser will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund's board of trustees and the objectives and policies stated in the prospectus and this Statement of Additional Information.

        Pursuant to the investment advisory agreement, the Adviser manages the Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and trustees regularly. The Adviser or its parent also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

        In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of GSO Capital Partners International LLP ("GSO International"), an affiliate of the Adviser. GSO International is not registered with the SEC as an investment adviser under the Investment Company Act. GSO International has entered into a Memorandum of Understanding ("MOU") with the Adviser pursuant to which GSO International is considered a "participating affiliate" of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from GSO International may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Adviser.

        The investment advisory agreement between the Fund and the Adviser was approved by the Fund's board of trustees, including a majority of the trustees who are not parties to the agreement or "interested persons" (as such term is defined in the Investment Company Act) of any such party (in such capacity, the "independent trustees"), in principle at an "in person" meeting held on                 , 2013. The agreement was approved by the sole common shareholder of the Fund on                        , 2013.

        The investment advisory agreement provides for the Fund to pay a management fee at an annual rate equal to 1.00% of the average daily value of the Fund's Managed Assets. The term "Managed Assets" means net assets plus any borrowings for investment purposes, including effective leverage and traditional leverage.

        The investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's board of trustees or the vote of a majority of the outstanding securities entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on

26

such approval. The agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Fund's board of trustees or a majority of the outstanding securities entitled to vote) or by the Adviser, upon not more than 60 nor less than 30 days' written notice by either party to the other which can be waived by the non-terminating party. The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

        The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Adviser, its trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

        Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser's other investment vehicles and accounts. The Adviser has informed the board of trustees that the services of the Adviser are not exclusive, and the Adviser provides similar services to other investment companies and other clients and may engage in other activities.

        A discussion regarding the basis for the approval of the investment advisory agreement by the board of trustees will be available in the Fund's first report to shareholders.

Administrator

        ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. Under the Administration Agreement, ALPS maintains the Fund's general ledger and is responsible for calculating the net asset value of the Common Shares, and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses.

Portfolio Managers

        Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

        The table below identifies the number of accounts (other than the Fund) for which the Fund's portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of                        , 2013.

27

        As of                        , 2013, Daniel H. Smith, Jr. managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

        As of                        , 2013, Lee M. Shaiman managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

        As of                        , 2013, Daniel T. McMullen, Jr. managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

        As of                        , 2013, Alan Kerr managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

Portfolio Manager Compensation

        The Adviser's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

        Base Compensation.    Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

28

        Discretionary Compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

Securities Ownership of Portfolio Managers

        The Fund is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Fund.

Potential Conflicts of Interest

        The portfolio managers, the Adviser, GSO, Blackstone and their respective affiliates will be subject to certain conflicts of interest in their management of the Fund. These conflicts will arise primarily from the involvement of the portfolio managers, the Adviser, GSO, Blackstone and their respective affiliates (collectively, the "Firm") in other activities that may conflict with those of the Fund. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund's interest.

Broad and Wide-Ranging Activities

        The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to the limitations of the Investment Company Act. The Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of, and such resolution will be binding on, the Fund, subject to the limitations of the Investment Company Act. Shareholders of the Fund should be aware that conflicts will not necessarily be resolved in favor of the Fund's interests.

The Firm's Policies and Procedures

        Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the advantages across the Firm and its affiliates' various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that may reduce the benefits that the Fund expects to utilize for purposes of finding and managing its investments. For example, the Firm may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Firm and its affiliates' advisory clients. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those other businesses and otherwise be unavailable to the Fund, and could also restrict the Fund's activities. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund of the Firm has or has considered making an investment or which is otherwise an advisory client of the Firm and its affiliates may restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to engage in businesses or activities competitive with such companies.

29

Investment Banking, Advisory and Other Relationships

        As part of its regular business, the Firm provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, the Firm represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Firm client would typically require the Firm to act exclusively on its behalf, thereby precluding the Fund from participating in such transactions. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Fund's activities may be constrained as a result of the inability of the Adviser to use such information. For example, employees of the Firm may be prohibited by law or contract from sharing information with the portfolio managers of the Fund. Additionally, there may be circumstances in which one or more of certain individuals associated with the Firm will be precluded from providing services related to the Fund's activities because of certain confidential information available to those individuals or to other parts of the Firm. In certain sell-side and fundraising assignments, the seller may permit the Fund to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price) and also be subject to the limitations of the Investment Company Act.

        The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships, which may result in certain transactions that the Adviser will not undertake on behalf of the Fund in view of such relationships.

        The Firm may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. This involvement, for which the Firm may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings or the Fund may be required to liquidate any existing positions of the applicable issuer to avoid a subsequent conflict of interest. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund.

Allocation of Opportunities

        Certain inherent conflicts of interest arise from the fact that the Firm provides investment management services both to the Fund and other clients, funds and accounts of the Adviser and GSO ("Other GSO Accounts"). In addition, the Firm provides investment advisory services to other clients, including other funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time (the "Other Blackstone Funds"), client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively the "Other Blackstone Accounts" and together with the Other GSO Accounts, the "Other Accounts"). The respective investment programs of the Fund and the Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, may or may not be substantially similar. The Firm may give advice and recommend securities to Other Accounts which may differ from advice given to, or the timing or nature of the action taken with respect to the Fund so long as it is the Firm's policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative, even though their investment objectives may overlap with those of the Fund.

        While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the Adviser and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund and may

30

affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific sale and/or investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Adviser to generally share appropriate sale opportunities (and investment opportunities, if any) with the Other Accounts as permitted by the Investment Company Act and interpretive guidance from the staff of the SEC. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if the Adviser deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund's or the Other Accounts' objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio's overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund's and the Other Accounts' portfolios; (d) liquidity requirements of the Fund and the Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund's or the Other Accounts' portfolios; (h) redemption/withdrawal requests from the Other Accounts and anticipated future contributions into the Fund and the Other Accounts; (i) proximity of an Other Account to the end of its specified term/commitment period; (j) when a pro rata allocation could result in de minimis or "odd lot" allocation; (k) availability of leverage and any requirements or other terms of any existing leverage facilities; (l) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Accounts; and (m) other considerations deemed relevant by the Adviser.

        Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable. From time to time, the Fund and the Other GSO Accounts may make investments at different levels of an issuer's capital structure or otherwise in different classes of an issuer's securities, subject to the limitations of the Investment Company Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the Other GSO Accounts to hold investments in the same levels of an issuer's capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other GSO Account will be required to hold an investment if holding such investment would result in a violation of regulatory restrictions, the provisions of the organizational documents of the Fund or the Other GSO Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation (each such event, a "Restrictive Event"). If a Restrictive Event exists, the Adviser will use reasonable efforts to cause the Fund to hold investments in each level of an issuer's capital structure in the same proportion as that held by the Other GSO Accounts, but will only do so to the extent permissible by the Restrictive Event. In some circumstances, investments may be made at different levels of an issuer's capital structure or otherwise in different classes of an issuer's securities or on a disproportionate basis, even though no Restrictive Event would result if the Adviser deems in good faith that such investments among the Fund and the Other GSO Accounts are appropriate. In reviewing such investments to determine if a material conflict of interest is likely to arise, the Adviser will consider, among other things, the current financial status of the company in which the investments were made. Shareholders of the Fund should be aware that conflicts will not necessarily be resolved in favor of the Fund's interests.

31

Service Providers

        The Fund's service providers (including lenders, brokers, attorneys, and investment banking firms) may be investors in the Fund and/or sources of investment opportunities and counterparties therein. This may influence the Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider's provision of certain investment-related services that the Adviser believes to be of benefit to the Fund or other GSO Accounts).

Allocation of Personnel

        The Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of the Adviser.

Material Non-Public Information

        The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. Disclosure of such information to the Adviser's personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

        The officers, directors, members, managers, and employees of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by the Adviser.

Possible Future Activities

        The Firm may expand the range of services that it provides over time. Except as provided herein, the Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

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Transactions with Other Funds

        From time to time, the Fund may enter into purchase and sale transactions with other funds managed by the Firm. Such transactions will be conducted in accordance with, and subject to, the Adviser's fiduciary obligations to the Fund and the Investment Company Act.

Other Affiliate Transactions

        The Fund may acquire a debt security from an issuer in which a separate equity or junior debt investment has been made by other GSO or Blackstone affiliates. When making such investments, the Fund and other GSO or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund's investment will be equivalent to or better than the returns obtained by the other affiliates. If additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired.

        In addition, the Investment Company Act limits the Fund's ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company's securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Restrictions Arising under the Securities Laws

        The Firm's activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund.

Proxy Voting Policies

        The board of trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser's proxy voting policy is attached as Appendix B to this Statement of Additional Information.

        Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling (877) 876-1121, or on the Securities and Exchange Commission's website at http://www.sec.gov.

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 Codes of Ethics

        The Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes govern personal trading by Fund and Adviser personnel. Among other requirements, the codes require certain persons to report certain of their personal securities transactions and holdings (in reportable securities) to the Adviser or Fund, and the Adviser and Fund are required to review such reports. The Fund's code permits the Fund's personnel to trade in securities, but prohibits insider trading and trades knowingly made within certain time frames of trades made by the Fund in the same securities. The Adviser's code permits the Adviser's personnel to trade in securities, but not to trade in securities in which the Fund invests. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the SEC's Web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

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 PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to Senior Loans and other loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist or develop for certain Senior Loans and other loans. Most of these transactions will be principal transactions at net prices for which the Fund will generally incur little or no brokerage costs. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to a lender selling Assignments or Participations to the Fund. The Adviser will determine the lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans and other loans. Because of certain limitations imposed by the Investment Company Act, this may restrict the Fund's ability to acquire some Senior Loans and other loans. The Adviser does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans and other loans consistent with its investment policies. Sales to dealers are effected at bid prices. The illiquidity of many Senior Loans and other loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans or other loans at a fair price should the Fund desire to sell such interests.

        With respect to fixed-income instruments and other types of securities, the Fund may (i) purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, (ii) purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and (iii) purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

        Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act.

        Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

        The Adviser is responsible for placing portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services.

        A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The advisory fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying

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out their obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

        One or more of the other accounts that the Adviser manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Adviser in its discretion in accordance with the accounts' various investment objectives. Such allocations are based upon the written procedures of the Adviser, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's board of trustees that this advantage, when combined with the other benefits available due to the Adviser's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

        While the annual portfolio turnover rate is not expected to exceed 100% in normal circumstances, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

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 DESCRIPTION OF SHARES

Common Shares

        The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. The prospectus contains a detailed discussion of the Common Shares.

Preferred Shares

        The Agreement and Declaration of Trust provides that the Fund's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued. As required by the Investment Company Act, whenever Preferred Shares are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.

Other Shares

        The board of trustees (subject to the Investment Company Act and the terms of the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either Common Shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and Preferred Shares, if any.

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 REPURCHASE OF COMMON SHARES

        The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

        Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

        Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's board of trustees would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

        Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, excluding the current hostilities in Iraq, Afghanistan and Pakistan, to the extent these hostilities do not materially escalate, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

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        The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

        Before deciding whether to take any action if the Common Shares trade below net asset value, the Fund's board of trustees will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the board of trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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 TAX MATTERS

        Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold the Common Shares as a capital asset. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose "functional currency" is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

        The Fund intends to elect to be treated and to qualify annually as a regulated investment company ("RIC") under Subchapter M of the Code.

        To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

        The Fund believes that its investment strategies will generate qualifying gross income under current U.S. federal income tax law. The Code, however, expressly gives the U.S. Treasury Department authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Fund's non-U.S. currency gains as

40

non-qualifying income, thereby jeopardizing the Fund's tax qualification as a RIC for all years to which such regulations are applicable.

        As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account for the portion of the calendar year after October 31 are treated as arising on January 1 of the following calendar year. In addition, for purposes of the excise tax, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

        A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

        If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including its net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

        Distributions to shareholders by the Fund of ordinary income (including "market discount" realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of "qualified dividend income," generally be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund's current or accumulated earnings and profits. Distributions, if any, of net capital gains property reported as "capital gain dividends" will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

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        Qualified dividend income received by individual and other noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates (currently, a maximum rate of 20%). Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. A dividend received by the Fund will not be treated as qualified dividend income (i) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend will not constitute qualified dividend income if the shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

        Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction (the "DRD") to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD will be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

        Due to the nature of the Fund's investments, it is expected that, in general, distributions paid by the Fund will not be eligible for the reduced rates applicable to qualified dividend income or for the DRD.

        Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund pursuant to the DRIP. Shareholders receiving distributions in the form of additional shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares.

        The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

        The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD and qualified dividend income) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, the Fund intends to allocate capital gain dividends, dividends qualifying for the DRD and dividends derived from qualified dividend income, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.

        Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Common Shares will receive a report as to the net asset value of those Common Shares.

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 Sale or Exchange of Common Shares

        Upon the sale or other disposition of Common Shares, a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

        No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the DRIP) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

        Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund's Investments

        Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund's status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

        The Fund will invest a substantial portion of its net assets in below investment grade (high yield) instruments, commonly known as "high yield" or "junk" instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it preserves its status as a RIC and distributes sufficient income to avoid the imposition of any U.S. federal income tax.

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 Original Issue Discount Securities

        Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. If the Fund purchases debt instruments that are issued as part of a package of investments along with warrants and/or equity securities, the Fund might also be required to accrue original issue discount in an amount equal to the value of such warrants and/or equity securities (even if the face amount of such debt instruments does not exceed the Fund's purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Securities

        Gain derived by the Fund from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

        Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

        Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to "pass-through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either (i) deduct such amount in computing taxable income or (ii) use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax. For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by a non-corporate shareholder who does not itemize

44

deductions. In certain circumstances, a shareholder that has held Common Shares for less than a specified minimum period during which he is not protected from risk of loss, or is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such Common Shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stock and securities in order for "creditable" taxes to be passed through to its shareholders. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Preferred Shares or Borrowings

        If the Fund utilizes leverage through the issuance of Preferred Shares or borrowing, it may be restricted by certain covenants with respect to the declaration of, and payment of dividends on Common Shares in certain circumstances. Limits on the Fund's payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

        The Fund may be required to withhold from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

        U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a "foreign shareholder"), depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

        If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Ordinary dividends paid by the Fund that are "interest-related dividends" or "short-term capital gain dividends" will generally be exempt from such withholding for taxable years beginning before January 1, 2014, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source received directly by a foreign person, and that satisfy certain other requirements.

        A foreign shareholder whose income from the Fund is not "effectively connected" with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

45

        If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

        In the case of a foreign shareholder, the Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

        Under legislation enacted in 2010 and administrative guidance thereto, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013 and the proceeds of a sale of our Common Shares occurring after December 31, 2016 paid to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.

Other Taxation

        Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has made an initial investment in the Fund and is the sole shareholder of the Fund, and therefore a control person. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The financial statement included in this Statement of Additional Information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statement is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

CUSTODIAN AND TRANSFER AGENT

        The custodian of the assets of the Fund will be The Bank of New York Mellon located at One Wall Street, New York, NY 10286. Mellon Investor Services LLC, an affiliate of The Bank of New York Mellon, located at 480 Washington Blvd., Jersey City, NJ 07310, will serve as the Fund's transfer agent and dividend paying agent with respect to the Common Shares.

46

 ADDITIONAL INFORMATION

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

47

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        (To Come)

48

 FINANCIAL STATEMENTS

        (To Come)

49

 APPENDIX A

DESCRIPTION OF S&P, MOODY'S AND FITCH RATINGS†

        Standard & Poor's Corporation—A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

        A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

        Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long Term Issue Credit Ratings

        Issue credit ratings are based, in varying degrees, on the following considerations:

  •
  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  •
  Nature of and provisions of the obligation;

  •
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

"AAA"	An obligation rated 'AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

†
The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

"AA"	An obligation rated 'AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
"A"

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB"

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C"

Obligations rated 'BB', 'B', `CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB"

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"

An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"	An obligation rated `CC' is currently highly vulnerable to nonpayment.

"C"

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

"D"

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-)	The ratings from 'AA to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
"N.R."

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
"A-1"

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2"

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3"

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 13-1', 'B-2', and 13-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1"

A short-term obligation rated 13-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2"

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-3"

A short-term obligation rated 13-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"C"

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)
"i"

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The T subscript indicates that the rating addresses the interest portion of the obligation only. The T subscript will always be used in conjunction with the `p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"L"	Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

"P"

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The `p' subscript indicates that the rating addresses the principal portion of the obligation only. The `p' subscript will always be used in conjunction with the T subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"pi"

Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

"pr"

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

"preliminary"	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating may differ from the preliminary rating as a result of changes in the reorganization plan or other developments. Standard & Poor's reserves the right not to issue a final rating.

"t"

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited	Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.
Inactive Qualifiers (No longer applied or outstanding)
"*"

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

"c"

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

"q"	A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
"r"

The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

        Moody's Investors Service, Inc.—A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

 LONG TERM OBLIGATION RATINGS

        Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

"Aaa"	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
"Aa"	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
"A"	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
"Baa"	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
"Ba"	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
"B"	Obligations rated B are considered speculative and are subject to high credit risk.
"Caa"	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
"Ca"	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
"C"	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

        Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

        Moody's assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

  •
  Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

  •
  Notes allowing for negative coupons, or negative principal;

  •
  Notes containing any provision that could obligate the investor to make any additional payments;

  •
  Notes containing provisions that subordinate the claim.

        For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

        For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

        Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short Term Rating Definitions:

        Moody's short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

        Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1"	Issuers (or supporting institutions) rated Prime I have a superior ability to repay short term debt obligations.
"P-2"	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.
"P-3"	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.
"NP"	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

        Note: Canadian issuers rated P-1 or P-2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

        Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

        The Primary Credit Rating Scales (those featuring the symbols AAA'-'D' and `Fi'-'D') are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

        Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

        In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

"AAA"	Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
"AA"
Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
"A"
High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
"BBB"
Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
"BB"
Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
"B"
Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
"CCC"	Substantial credit risk. Default is a real possibility.
"CC"	Very high levels of credit risk. Default of some kind appears probable.
"C"	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:
a the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
"RD"
Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a coercive debt exchange on one or more material financial obligations.
"D"
Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

        Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

        "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

        In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

        Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA Long-Term IDR category, or to Long-Term IDR categories below

Limitations of the Issuer Credit Rating Scale:

        Specific limitations relevant to the issuer credit rating scale include:

  •
  The ratings do not predict a specific percentage of default likelihood over any given time period.

  •
  The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

  •
  The ratings do not opine on the liquidity of the issuer's securities or stock.

  •
  The ratings do not opine on the possible loss severity on an obligation should an issuer default.

  •
  The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

  •
  The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency's ratings.

Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and
Structured Finance

        A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

"F1"	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
"F2"	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
"F3"	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
"B"	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
"C"	High short-term default risk. Default is a real possibility.
"RD"	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
"D"	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

        Specific limitations relevant to the Short-Term Ratings scale include:

  •
  The ratings do not predict a specific percentage of default likelihood over any given time period.

  •
  The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

  •
  The ratings do not opine on the liquidity of the issuer's securities or stock.

  •
  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

  •
  The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency's ratings.

 APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Introduction

        As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), GSO / Blackstone Debt Funds Management LLC (the "Adviser") has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

        Due to the nature of the Fund's investment strategy, equity securities will generally not be a large portion of the investments of the Fund. Nevertheless, the Adviser's policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund's investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

        Decisions on how to vote a proxy generally are made by the Adviser. The investment committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company's operations and the potential impact of a proxy vote's outcome. Decisions are based on a number of factors which may vary depending on a proxy's subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote's expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the investment committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund's investment in a particular company.

Proxy Voting Records

        You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, GSO / Blackstone Debt Funds Management LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.

B-1

Blackstone / GSO Global Floating Rate Fund

Common Shares

STATEMENT OF ADDITIONAL INFORMATION

                        , 2013

 PART C

OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

Financial Statements

Part A None

Part B Statements of Assets and Liabilities(2)

Exhibits
(a)	(1)	Amended and Restated Declaration of Trust, dated March 30, 2011(3)
(a)	(2)	Amended and Restated Agreement and Declaration of Trust, dated July 12, 2011(4)
(b	)	By-Laws(4)
(c	)	Not Applicable
(d	)	Articles V and VIII of Registrant's Amended and Restated Agreement and Declaration of Trust are incorporated herein by reference
(e	)	Form of Dividend Reinvestment Plan(4)
(g)	(1)	Form of Investment Advisory Agreement between the Registrant and the Adviser(4)
(g)	(2)	Form of Fee Waiver Agreement(4)
(h)	(1)	Form of Underwriting Agreement(2)
(h)	(2)	Form of Master Agreement Among Underwriters(2)
(h)	(3)	Form of Master Selected Dealers Agreement(2)
(i	)	Not Applicable
(j	)	Form of Custody Agreement(4)
(k)	(1)	Form of Service Agreement for Transfer Agent Services(4)
(k)	(2)	Form of Administration, Bookkeeping and Pricing Services Agreement(4)
(k)	(3)	Form of Distribution Assistance Agreement(4)
(l	)	Opinion and Consent of Delaware Counsel(2)
(m	)	Not Applicable
(n	)	Consent of Independent Registered Public Accounting Firm(2)
(o	)	Not Applicable
(p	)	Form of Subscription Agreement(4)
(q	)	Not Applicable
(r)	(1)	Code of Ethics of the Fund (Employees)(4)
(r)	(2)	Code of Ethics of the Fund (Independent Trustees)(4)
(r)	(3)	Code of Ethics of the Adviser(4)
(s	)	Power of Attorney(4)

(1)
Filed herewith

(2)
To be filed by amendment

(3)
Filed on March 31, 2011 with Registrant's Registration Statement on Form N-2 (File No. 333-173213 and 811-22541) and incorporated by reference herein

(4)
Filed August 5, 2011 with Registrant's Registration Statement on Form N-2 (File No. 333-173213 and 811-22541) and incorporated by reference herein

Item 26.    Marketing Arrangements

        See Sections            of the Form of Underwriting Agreement filed as Exhibit (h)(1) to this Registration Statement.

Item 27.    Other Expenses of Issuance and Distribution

        The following table shows the fees and expenses, other than underwriting discount, to be paid by us in connection with the sale and distribution of the securities being registered hereby. All amounts except the SEC registration fee and the Financial Industry Regulatory Authority, Inc. filing fee are estimates.

Securities and Exchange Commission registration fee	$	*
New York Stock Exchange listing fees		*
Financial Industry Regulatory Authority fees		*
Printing and engraving expenses		*
Accounting fees and expenses		*
Legal fees and expenses		*
Blue Sky filing fees and expenses		*
Trustees' fee		*
Transfer agent's fee		*
Miscellaneous		*
Total	$	*

*
To be furnished by amendment.

Item 28.    Persons Controlled by or Under Common Control

        None.

Item 29.    Number of Holders of Securities

        The following table shows the number of holders of securities of the Registrant as of                    , 2013.

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value tool per share	None

Item 30.    Indemnification

        Article V of the Registrant's Agreement and Declaration of Trust, filed as Exhibit (a)(2) to this Registration Statement, provides that:

        Section 5.1    No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

        Section 5.2    Mandatory Indemnification.    (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee, officer or employee of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

        (b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

        (c)   The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

        (d)   The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.

        (e)   Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

        Section 5.3    No Bond Required of Trustees.    No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

        Section 5.4    No Duty of Investigation; No Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

        Section 5.5    Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

        Section            of the Form of Underwriting Agreement filed as Exhibit (h)(1) to this Registration Statement provides for                    .

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Adviser

        The descriptions of the Adviser under the caption "Management of the Fund" in the prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-68243) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Adviser's principal business address is 345 Park Avenue, 31st floor, New York, NY 10017.

Item 32.    Locations of Accounts and Records

        The accounts and records of the Registrant are maintained at the office of the Registrant at ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Item 33.    Management Services

        Not applicable.

Item 34.    Undertakings

        (1)   Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        (2)   Not applicable.

        (3)   Not applicable.

        (4)   Not applicable.

        (5)   Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant Rule 497(h) shall be deemed to be a part of the Registration Statement as of the time it was declared effective.

        Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6)   Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 11th day of July 2013.

BLACKSTONE / GSO GLOBAL FLOATING RATE FUND
By:	/s/ DANIEL H. SMITH, JR.
	Name:	Daniel H. Smith, Jr.
	Title:	Chairman, President, Chief Executive Officer and Trustee

        Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature		Title	Date

/s/ DANIEL H. SMITH, JR. Daniel H. Smith, Jr.		Chairman, President, Chief Executive Officer and Trustee (Principal Executive Officer)	July 11, 2013
/s/ ERIC ROSENBERG Eric Rosenberg		Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)	July 11, 2013
/s/ EDWARD H. D'ALELIO* Edward H. D'Alelio		Trustee	July 11, 2013
/s/ MICHAEL HOLLAND* Michael Holland		Trustee	July 11, 2013
/s/ THOMAS W. JASPER* Thomas W. Jasper		Trustee	July 11, 2013
*By:	/s/ DANIEL H. SMITH, JR. Daniel H. Smith, Jr. As agent or attorney-in-fact July 11, 2013

        The original powers of attorney authorizing Daniel H. Smith, Jr., Eric Rosenberg, Lee M. Shaiman, Marisa Beeney and Jane Lee to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Amendment is filed have been executed and are filed as Exhibit (s).

 SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit No.	Exhibit

QuickLinks

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
THE FUND
USE OF PROCEEDS
THE FUND'S INVESTMENTS
LEVERAGE
RISKS
MANAGEMENT OF THE FUND
NET ASSET VALUE
DISTRIBUTIONS
DIVIDEND REINVESTMENT PLAN
DESCRIPTION OF SHARES
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
CLOSED-END FUND STRUCTURE
REPURCHASE OF COMMON SHARES
TAX MATTERS
UNDERWRITING
CUSTODIAN AND TRANSFER AGENT
LEGAL OPINIONS
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVES
INVESTMENT RESTRICTIONS Fundamental Restrictions
Non-Fundamental Restrictions
INVESTMENT POLICIES AND TECHNIQUES
Portfolio Contents
Other Portfolio Contents
MANAGEMENT OF THE FUND Board of Trustees
Share Ownership
Experience of Trustees
Compensation of Trustees
Board Committees
Risk Oversight
Officers of the Fund
The Adviser
Administrator
Portfolio Managers
Portfolio Manager Compensation
Securities Ownership of Portfolio Managers
Potential Conflicts of Interest
Proxy Voting Policies
Codes of Ethics
PORTFOLIO TRANSACTIONS AND BROKERAGE
DESCRIPTION OF SHARES
Common Shares
Preferred Shares
Other Shares
REPURCHASE OF COMMON SHARES
TAX MATTERS
Taxation of the Fund
Distributions
Sale or Exchange of Common Shares
Nature of Fund's Investments
Below Investment Grade Instruments
Original Issue Discount Securities
Market Discount Securities
Currency Fluctuations
Foreign Taxes
Preferred Shares or Borrowings
Backup Withholding
Foreign Shareholders
Additional Withholding Requirements
Other Taxation
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CUSTODIAN AND TRANSFER AGENT
ADDITIONAL INFORMATION
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS
  APPENDIX A
DESCRIPTION OF S&P, MOODY'S AND FITCH RATINGS†
ISSUE CREDIT RATING DEFINITIONS
Long Term Issue Credit Ratings
LONG TERM OBLIGATION RATINGS
Long-Term Rating Definitions
MEDIUM TERM NOTE RATINGS
Short Term Rating Definitions
INTERNATIONAL ISSUER AND CREDIT RATING SCALES
Long-Term Ratings Scales—Issuer Credit Ratings Scales
Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance
  APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
Introduction
Proxy Policies
Proxy Voting Records
PART C OTHER INFORMATION
  Item 25. Financial Statements and Exhibits
  Item 26. Marketing Arrangements
  Item 27. Other Expenses of Issuance and Distribution
  Item 28. Persons Controlled by or Under Common Control
  Item 29. Number of Holders of Securities
  Item 30. Indemnification
  Item 31. Business and Other Connections of Adviser
  Item 32. Locations of Accounts and Records
  Item 33. Management Services
  Item 34. Undertakings
SIGNATURES
SCHEDULE OF EXHIBITS TO FORM N-2